UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934 (Amendment No.   )
Filed by the Registrant ☒
Filed by a party other than the Registrant  ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
TRILOGY INTERNATIONAL PARTNERS INC.
(Name of Registrant as Specified in its Charter)
Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

TRILOGY INTERNATIONAL PARTNERS INC.
Notice of Annual General Meeting of Shareholders on

June 30, 2023
Management Information and Proxy Circular
May 19, 2023
The attached Notice of Meeting, Management Information and Proxy Circular and form of proxy and notes thereto for the 2023 Annual General Meeting of shareholders, together with the Corporation’s annual report to shareholders, are first being made available to shareholders of the Corporation on or about May 19, 2023.

May 19, 2023
Dear Shareholders,
On behalf of the board of directors of Trilogy International Partners Inc. (the “Corporation”), I would like to invite you to attend the Annual General Meeting of Shareholders of the Corporation (the “Meeting”), which is scheduled to be held on June 30, 2023 at 9:30a.m., Pacific Daylight Time. The Corporation will conduct the Meeting in a virtual-only format via a live webcast, as the Corporation did for last year’s Annual General Meeting of shareholders. You will be able to attend the meeting online at https://virtual-meetings.tsxtrust.com/1497. Registration and participation information appears in the enclosed Management Information and Proxy Circular (“Circular”).
The Circular describes the business to be conducted at the Meeting and provides information concerning the compensation of directors and senior management.
Your participation in the affairs of the Corporation is important to us. Should you be unable to attend the Meeting, there are instructions included within this Circular that describe the process for providing your voting instructions, via proxy or voting instruction form, to ensure your voice is heard. The voting instructions can be found on page 5 of the enclosed Circular.
We look forward to speaking with you at the Meeting.
Sincerely,

John W. Stanton
Chairman of the Board of Directors

i

ii

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS
NOTICE is hereby given that the Annual General Meeting (the “Meeting”) of the shareholders (“Shareholders”) of Trilogy International Partners Inc. (the “Corporation” or “TIP Inc.”) will be held on June 30, 2023, at 9:30a.m., Pacific Daylight Time, via a live webcast at https://virtual-meetings.tsxtrust.com/1497.
The Corporation is holding the Meeting in a virtual-only format. Shareholders and duly appointed proxyholders can attend the Meeting by going to https://virtual-meetings.tsxtrust.com/1497 and logging in. During the Meeting’s live webcast, shareholders and duly appointed proxyholders will be able to participate, vote, and submit questions. Non-registered owners of shares who have not appointed themselves as proxyholders will be able to attend the Meeting as guests, but guests will not be able to vote at the Meeting. See “Attending and Participating in the Meeting” instructions in the Management Information and Proxy Circular (the “Circular”).
At the Meeting, Shareholders will:
1.	receive the consolidated financial statements of the Corporation for the year ended December 31, 2022, and the auditor’s report thereon;
2.	set the number of directors for the ensuing year at three (3);
3.	elect directors who will serve until the next annual meeting of Shareholders;
4.	approve, on a nonbinding, advisory basis, the compensation of the Corporation’s named executive officers;
5.	approve, on a nonbinding, advisory basis, the frequency of future Shareholder advisory votes to approve the compensation of the Corporation’s named executive officers;
6.	appoint the auditor that will serve until the next annual meeting of Shareholders and authorize the directors to fix the auditor’s remuneration; and
7.	transact such other business as may properly be brought before the Meeting and any postponement or adjournment thereof.
The board of directors of the Corporation (the “Board”) has fixed the close of business on May 3, 2023, as the record date (the “Record Date”) for determining the Shareholders entitled to receive notice of, and to vote at, the Meeting and any postponement or adjournment of the Meeting. The Corporation has prepared a list, as of the close of business on the Record Date, of the holders of common shares (the “Common Shares”) in the capital of the Corporation. A holder of record of Common Shares whose name appears on such list is entitled to vote the Common Shares shown opposite such holder’s name on such list at the Meeting.
Shareholders are cordially invited to attend the Meeting. Shareholders are urged to complete and return the accompanying proxy or voting instruction form promptly. To be effective, the proxies must be received at the Toronto office of TSX Trust Company (“TSX Trust”), the Corporation’s registrar and transfer agent, located at 301 – 100 Adelaide Street West, Toronto, Ontario, Canada M5H 4H1, by 9:30 a.m., Pacific Daylight Time, on June 28, 2023, or 48 hours (excluding Sundays, Saturdays and holidays) prior to any adjourned or postponed Meeting. Shareholders whose Common Shares are held by a nominee may receive either a voting instruction form or form of proxy and should follow the instructions provided by the nominee.
The Canadian securities regulations and the United States Securities Exchange Act of 1934, as amended, allow for the use of notice-and-access for delivery of the Circular to both the registered and non-registered Shareholders of the Corporation. The Circular has not been mailed, but Shareholders are provided with notice on where to find the Circular online or how to request a paper copy. The Circular provides you with additional details concerning notice-and-access as well as information about the Corporation and the business to be conducted at the Meeting. Please review the Circular before you cast your vote.

Proxies will be counted and tabulated by TSX Trust in such a manner as to protect the confidentiality of how a particular Shareholder votes except where they contain comments clearly intended for management, in the case of a proxy contest, or where it is necessary to determine the proxy’s validity or to permit management and the Board to discharge their legal obligations to the Corporation or its Shareholders.
DATED May 19, 2023.
By Order of the Board of Directors of TIP Inc.

John W. Stanton
Chairman of the Board of Directors

MANAGEMENT INFORMATION AND PROXY CIRCULAR
This management information and proxy circular, including all schedules hereto (the “Circular”), is furnished in connection with the solicitation of proxies by or on behalf of the management (“Management”) of Trilogy International Partners Inc. (the “Corporation” or “TIP Inc.”) from the holders of common shares (the “Common Shares”) of the Corporation, for the purposes set forth in the Notice of Annual General Meeting of shareholders of the Corporation (the “Shareholders”) accompanying this Circular. The Annual General Meeting of the Shareholders of the Corporation, or any adjournment(s) or postponement(s) thereof (the “Meeting”), will be held on June 30, 2023 at 9:30 a.m., Pacific Daylight Time, via a live webcast at https://virtual-meetings.tsxtrust.com/1497.
General Information
Except as otherwise stated, the information contained herein is given as of March 31, 2023. Unless otherwise stated, figures in this Circular are expressed in United States dollars (“US$” or “$”), the same currency that the Corporation uses in its consolidated financial statements for the year ended December 31, 2022 (the “Annual Financial Statements”). As of December 31, 2022 and March 31, 2023, the value of Canadian dollar (“C$”) to the US$, based on the Bank of Canada’s daily rates of exchange, was US$0.7383 and US$0.7389, respectively. As of December 31, 2022 and March 31, 2023, the value of the New Zealand dollar (“NZ$”), based on the rates published by Oanda (www.oanda.com), was US$0.6348 and US$0.6265, respectively.
Corporate Background
TIP Inc. was incorporated under the name “Alignvest Acquisition Corporation” (“Alignvest”) under the Business Corporations Act (Ontario) (“OBCA”) on May 11, 2015. Alignvest was a special purpose acquisition corporation, or “SPAC”, formed for the purpose of effecting an acquisition of one or more businesses or assets by way of a merger, share exchange, asset acquisition, share purchase, reorganization, or any other similar business combination involving Alignvest, referred to as its “qualifying acquisition”.
On November 1, 2016, Alignvest and Trilogy International Partners LLC (“Trilogy LLC”) entered into an arrangement agreement (as amended December 20, 2016, the “Arrangement Agreement”). On February 7, 2017, pursuant to the terms of the Arrangement Agreement, Alignvest completed its qualifying acquisition under which it effected a business combination with Trilogy LLC by way of a court-approved plan of arrangement (the “Arrangement”).
At the effective time of the Arrangement, Alignvest’s name was changed to “Trilogy International Partners Inc.” and Alignvest’s authorized capital was amended to create one Special Voting Share and an unlimited number of Common Shares. In addition, the existing share purchase warrants of Alignvest were deemed to be amended to be share purchase warrants (the “TIP Inc. Warrants”) to acquire Common Shares following 30 days after the effective date of the Arrangement, at an exercise price of C$11.50 per share, but otherwise unamended. Each outstanding TIP Inc. Warrant expired on February 7, 2022.
Immediately following the effective time of the Arrangement, TIP Inc. continued out of the jurisdiction of Ontario under the OBCA and into the jurisdiction of British Columbia under the Business Corporations Act (British Columbia) (“BCBCA”). As a result of this continuation, the Corporation adopted new articles (the “Articles”) that included an advance notice policy, as well as certain ownership and voting restrictions that were implemented in order for the Corporation to comply with the Overseas Investment Act 2005 of New Zealand.
For more information on the Arrangement, see the management information and proxy circular of Alignvest dated December 22, 2016 (including the prospectus set out at Appendix “F” thereto), as amended January 12, 2017, which is available on the Corporation’s company profile on the System for Electronic Document Analysis and Retrieval (“SEDAR”) at www.sedar.com and in the United States on the Electronic Data Gathering Analysis and Retrieval (“EDGAR”) database at www.sec.gov.
2degrees Sale
On December 31, 2021, Trilogy International New Zealand LLC (“TINZ”), a subsidiary of the Corporation, and Tesbrit B.V. (“Tesbrit”, together with TINZ, the “Vendors”) entered into a purchase agreement (the “Purchase Agreement”) with Voyage Digital (NZ) Limited (“Voyage Digital”), and Voyage Australia Holdings Pty Limited pursuant to which Voyage Digital agreed to acquire, subject to certain terms and conditions, all of the issued and outstanding shares in the capital of Two Degrees Mobile Limited (“2degrees”) owned by the Vendors

(the “2degrees Sale”). On the same date, Voyage Digital entered into a share purchase agreement with Pacific Custodians (New Zealand) Limited to acquire the issued and outstanding shares, and shares to be issued on conversion of options, in the capital of 2degrees beneficially owned by former and current employees of 2degrees. By virtue of executing these two share purchase agreements, Voyage Digital committed to purchase all of the issued and outstanding shares in the capital of 2degrees. On March 15, 2022, the 2degrees Sale was approved by special resolution at a meeting of the Corporation’s shareholders.
On May 19, 2022, the Corporation completed the sale of its 73.2% interest in 2degrees. For its ownership interest in 2degrees, the Corporation’s share of the total consideration was approximately $601 million ($930 million NZ$), net of $21 million ($33 million NZ$) of closing adjustments, including transaction advisory fees, along with payments to satisfy the outstanding 2degrees option pool. Approximately $22 million NZ$ of the consideration paid by Voyage Digital for the Corporation’s 2degrees shares is being held in escrow as recourse for potential indemnification claims that may arise under the Purchase Agreement. The escrowed proceeds are scheduled to be released on May 19, 2023. The amount of escrow proceeds that will ultimately be received will depend upon whether any indemnification obligations arise under the Purchase Agreement.
NuevaTel Transaction
In March 2022, the Corporation entered into an agreement to transfer 100% of its indirect equity interest in Empresa de Telecomunicaciones NuevaTel (PCS de Bolivia), S.A. (“NuevaTel”) to Balesia Technologies, Inc. for a nominal purchase price (the “NuevaTel Transaction”). The Corporation owned 71.5% of the equity in NuevaTel.
On May 14, 2022, the NuevaTel Transaction closed.

VOTING INFORMATION
Solicitation of Proxies
It is expected that the solicitation of proxies will be primarily by mail pursuant to “notice-and-access” (as further described below), but proxies may also be solicited personally, by telephone, email, internet, facsimile or other means of communication by regular officers, employees and agents of the Corporation at nominal cost. The cost of solicitation by Management will be borne directly by the Corporation. The Corporation will reimburse investment dealers, brokers, banks, custodians, nominees and other fiduciaries for permitted fees and costs incurred by them in mailing solicitation materials to the beneficial owners of Common Shares. Invoices for such permitted fees and costs should be directed to the attention of the Chief Financial Officer of the Corporation (the “CFO”) at 155 108th Avenue NE, Suite 400, Bellevue, Washington, USA 98004.
Notice to United States Shareholders
The solicitation of proxies involves securities of an issuer located in Canada and is being effected and disclosed in accordance with the corporate laws of Canada and securities laws of the provinces of Canada as well as in accordance with the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”).
The enforcement by Shareholders of civil liabilities under United States federal securities laws may be affected adversely because the Corporation is incorporated under the BCBCA. Shareholders may not be able to sue a foreign company or its officers or directors in a foreign court for violations of United States federal securities laws. It may be difficult to compel a foreign company and its officers and directors to subject themselves to a judgment by a United States court.
Notice-and-Access
The Corporation is availing itself of the “notice-and-access” provisions in securities laws that permit the Corporation to forgo mailing paper copies of this Circular and proxy-related materials to Shareholders and instead make them available for review, print and download via the internet.
In accordance with the requirements of National Instrument 54-101 Communication with Beneficial Owners of Securities of a Reporting Issuer of the Canadian Securities Administrators (“NI 54-101”) and Rule 14a-16 promulgated under the Exchange Act, the Corporation has distributed a notice-and-access notification (the “Notice”) to the registered Shareholders, to certain non-registered Shareholders, to clearing agencies and intermediaries for onward distribution to other non-registered Shareholders. The internet website location where Shareholders may access the notice of Meeting, this Circular and the instrument of proxy, the voting instruction form, and the Corporation’s annual report on Form 10-K for the year ended December 31, 2022 (the “Annual Report” and with the other materials collectively, the “Meeting Materials”) is provided in the Notice.
The Corporation will pay for intermediaries to forward the Notice and, if applicable, the Meeting Materials to objecting beneficial owners (as defined in NI 54-101) to whom the Corporation has not sent Notices directly. Intermediaries are required to forward the Notice and, if applicable, the Meeting Materials to such non-registered Shareholders except for those non-registered Shareholders who have waived their right to receive Meeting Materials. Typically, intermediaries will use a service company (such as Broadridge Financial Services Inc.) to forward the Notice to non-registered Shareholders.
As is set forth in the Notice, the Meeting Materials can be accessed directly online at https://docs.tsxtrust.com/2015. The Notice also includes instructions to Shareholders on how to request delivery of printed copies of the Meeting Materials.
If you wish to receive a paper copy of the Meeting Materials or have questions about notice-and-access, please contact TSX Trust Company (“TSX Trust”) by calling 1-866-600-5869 or emailing tsxtis@tmx.com. In order to receive a paper copy in time to vote before the meeting, your request should be received by close of business on June 21, 2023.
Advice to Registered Shareholders – Voting and Revocation of Proxies
A registered Shareholder is a Shareholder that holds Common Shares in its own name. A registered Shareholder may attend and vote at the Meeting. Alternatively, a registered Shareholder may deposit a proxy that nominates a person or entity to represent the Shareholder at the Meeting. If you are a registered Shareholder and you intend to participate and vote at the Meeting online, you do not need to complete the proxy. See “Attending and Participating in the Meeting” below.
The proxy accompanying this Circular nominates officers and/or Directors of the Corporation to represent that Shareholder at the Meeting. A Shareholder desiring to appoint a person or entity, other than those Management nominees named in the accompanying form of proxy, to represent such Shareholder at the Meeting may do so by inserting such person’s or entity’s name in the blank space provided for that purpose in the accompanying proxy.
All proxies must be completed properly, signed, and dated; also, they must be deposited at the office of the Corporation’s registrar and transfer agent TSX Trust not later than 9:30a.m., Pacific Daylight Time, on June 28, 2023 or, in the event that the Meeting is adjourned or postponed, 48 hours (excluding Saturdays, Sundays and holidays) before the adjusted time of the Meeting, or by delivering them to the Chair of the Board, prior to the commencement of the Meeting on the date of such Meeting.
Late proxies may be accepted or rejected by the Chair of the Meeting at his discretion, and the Chair is under no obligation to accept or reject any particular late proxy.
Voting of Proxies
The Common Shares represented by properly completed and executed proxies will be voted (or withheld from voting) in accordance with the instructions of the Shareholder, including on any ballot votes that may take place at the Meeting, provided that, by 9:30a.m., Pacific Daylight Time, on June 28, 2023, proxies are delivered by mail or courier as described above, or sent to TSX Trust by facsimile at +1 416-595-9593, or voted online at www.voteproxyonline.com.
If you have not specified how to vote on a particular matter, then your proxy holder can vote your Common Shares as he or she sees fit. Where no choice is specified, the Common Shares represented by properly completed and executed proxies in favour of the Management proxy nominees named in the printed portion of the accompanying proxy will be voted “FOR” each of the matters to be voted on by Shareholders, as follows:
“FOR” the setting of the number of directors of the Corporation (each, a “Director”) at three (3);
“FOR” the election as a Director each of the three (3) nominees listed in this Circular for the ensuing year;
“FOR” approval, on a nonbinding, advisory basis, of the compensation of the Corporation’s named executive officers;
“FOR” approval, on a nonbinding, advisory basis, of the frequency of future shareholder votes to approve the compensation of the Corporation’s named executive officers every three (3) years; and
“FOR” the appointment of Grant Thornton LLP as independent auditor of the Corporation for the ensuing year and the authorization of the Directors to fix their remuneration.
The accompanying proxy also confers discretionary authority upon the proxy nominees named therein with respect to amendments or variations to matters identified in the Notice of Meeting, or other matters as may properly come before the Meeting. At the date of this Circular, Management knows of no such amendments, variations or other matters to come before the Meeting. However, if any amendments, variations or other matters which are not now known to Management should properly come before the Meeting, the Common Shares represented by proxies in favour of the Management nominees named in the accompanying form of proxy will be voted on such matters in accordance with the best judgment of such proxy nominees.
A proxy given by a Shareholder for use at the Meeting may be revoked by an instrument in writing (including a subsequent proxy) that is signed by the Shareholder or by the Shareholder’s attorney, if authorized in writing, or by transmitting, by electronic means, a revocation signed by electronic signature by the Shareholder or by the Shareholder's attorney, if authorized in writing, to or at the registered office of the Corporation’s registrar and transfer agent TSX Trust at any time up to and including the last business day preceding the day of the Meeting, or in the case of any adjournment of the Meeting, the last business day preceding the day of the adjournment, or by delivering to the Chair of the Meeting on the day of, and prior to the start of, the Meeting or any adjournment thereof. A Shareholder may also revoke a proxy in any other manner permitted by law.
Please note that a proxy given by a Shareholder for use at the Meeting will be revoked automatically if the Shareholder also votes at the Meeting online.
Advice to Non-Registered Shareholders – Voting Instruction Forms
Only registered Shareholders or duly appointed proxyholders are permitted to vote at the Meeting. A Shareholder may be non-registered (a “Non-Registered Holder”) because it holds interests in the Corporation in respect of Shares that are not registered in its own name but are instead registered in the names of entities such as brokerage firms, banks or trust companies through which the Common Shares were purchased on behalf of the Shareholder or to which the Shareholder transferred Shares that were formerly registered in the Shareholder’s own name. More particularly, a person is a Non-Registered Holder in respect of Shares which are held on behalf of that person but which are registered either: (a) in the name of an intermediary (an “Intermediary”) that the Non-Registered Holder deals with in respect of the Common Shares; or (b) in the name of a clearing agency (such as the Canadian Depository for Securities Limited) of which the Intermediary is a participant. (Intermediaries include, among others, banks, trust companies, securities dealers or brokers or administrators of self-administered RRSPs, RRIFs, RESPs and similar plans).
Non-Registered Holders who have not objected to an Intermediary disclosing certain ownership information about them to the Corporation are referred to as non-objecting beneficial owners (“NOBOs”). Those Non-Registered Holders who have objected to an Intermediary disclosing ownership information about them to the Corporation are referred to as objecting beneficial owners (“OBOs”).
In accordance with the requirements of NI 54-101, the Corporation has assumed responsibility for sending the Notice and, if applicable, the Meeting Materials directly to the NOBOs. If you are a Non-Registered Holder, and the Corporation or its agent has sent these materials directly to you, your name and address and information about your holdings of securities have been obtained in accordance with applicable securities regulatory requirements from the Intermediary holding on your behalf.
Also in accordance with the requirements of NI 54-101, the Corporation has distributed copies of the Notice and, if applicable, the Meeting Materials to the Intermediaries for onward distribution to OBOs. Intermediaries are required to forward the Meeting Materials to OBOs unless, in the case of certain proxy-related materials, the OBO has waived the right to receive them. Very often, Intermediaries will use service companies to forward the Meeting Materials to OBOs.
The Notice sent to each NOBO and OBO provides information on how NOBOs and OBOs can gain online access to a Voting Instruction Form (“VIF”) which, when properly completed and signed by the NOBO or OBO and returned as directed in the VIF, will constitute voting instructions that the Corporation or Intermediary must follow. The purpose of this procedure is to permit NOBOs and OBOs to direct the voting of the Common Shares that they beneficially own.
Non-Registered Holders receiving a VIF cannot use that form to vote their Shares directly at the Meeting. Non-Registered Holders should carefully follow the instructions set out in the VIF, including those regarding when and where the VIF is to be delivered. Should a Non-Registered Holder who receives a VIF wish to attend the Meeting or have someone else attend on its behalf, the Non-Registered Holder may request a legal proxy as set forth in the VIF, which will grant the Non-Registered Holder or its nominee the right to attend and vote at the Meeting.
Non-Registered Holders who wish to revoke or amend their VIFs, or revoke their proxies, should refer to the instructions in the VIF.
Attending and Participating in the Meeting
Registered Shareholders and duly appointed proxyholders can participate in the online Meeting and vote and ask questions at the appropriate times during the Meeting.
To ensure the orderly processing of attendees, we recommend that you log in 30 minutes before the start of the Meeting, which is scheduled for 9:30a.m., Pacific Daylight Time, on June 30, 2023.

To attend the Meeting, visit https://virtual-meetings.tsxtrust.com/1497. To access the Meeting on this site, you must click “I have a control number/meeting access number” and then enter a username and password before the Meeting begins.
•	Registered shareholders: Your username is the 12-digit control number located on the form of proxy or in the email you received. The password for the Meeting is “trilogy2023” (case sensitive).
If you have appointed someone other than the Management nominees to vote on your behalf at the Meeting, you or your appointee must, after your proxy has been submitted as described above, register with TSX Trust before 9:30a.m., Pacific Daylight Time, on June 28, 2023, by emailing a Request for Control Number form to tsxtrustproxyvoting@tmx.com. The Request for Control Number form can be found at https://tsxtrust.com/resource/en/75.
•
Other shareholders: If you are a Non-Registered Holder and wish to attend and vote at the meeting, you must appoint yourself as proxyholder and register with TSX Trust before 9:30a.m., Pacific Daylight Time, on June 28, 2023, by emailing a Request for Control Number form to tsxtrustproxyvoting@tmx.com. The Request for Control Number form can be found at https://tsxtrust.com/resource/en/75. Failure to register the proxyholder with TSX Trust by emailing the Request for Control Number form will result in the proxy holder not receiving a control number and the proxy holder will be able to attend the Meeting only as a guest, with no right to cast a vote at the Meeting.

Beneficial Shareholders, who own Common Shares as of the Record Date, may vote virtually at the Meeting themselves by following the steps listed below:
1.	Appoint yourself as proxyholder by writing your name in the space provided on the form of proxy or VIF.
2.	Sign and send it to your Intermediary, following the voting deadline and submission instructions on the VIF.
3.
Obtain a control number by contacting TSX Trust Company before 9:30a.m., Pacific Daylight Time, on June 28, 2023, by emailing tsxtrustproxyvoting@tmx.com the “Request for Control Number” form, which can be found at https://tsxtrust.com/resource/en/75.

4.	Type in https://virtual-meetings.tsxtrust.com/1497 on your browser at least 30 minutes before the Meeting starts.
5.	Click on “I have a control number/ meeting access number”.
6.	Enter the control number provided by tsxtrustproxyvoting@tmx.com as your user name.
7.	Enter the password: “trilogy2023” (case sensitive).
8.
When the polls are opened, click on the “Voting” icon. To vote, simply select your voting direction from the options shown on screen and click Submit. A confirmation message will appear to show your vote has been received.

If you attend the Meeting online, it is important that you remain connected to the internet at all times during the Meeting in order to vote when balloting commences. It is your responsibility to ensure connectivity for the duration of the Meeting.
Broker Non-Votes, Abstentions and Quorum
Brokers and other intermediaries, holding shares in street name for their customers, are required to vote the shares in the manner directed by their customers. Under the rules of the New York Stock Exchange (“NYSE”), brokers are prohibited from giving proxies to vote on non-routine matters (including, but not limited to, non-contested director elections) unless the beneficial owner of such shares has given voting instructions on the matter.
The absence of a vote on a matter where the broker has not received written voting instructions from a beneficial Shareholder is referred to as a “broker non-vote.” Any shares represented at the Meeting but not voted (whether by abstention, broker non-vote or otherwise) will have no impact on any matters to be acted upon at the Meeting.

Under the Articles of the Corporation, a quorum for the transaction of business at the Meeting is two persons who are, or who represent by proxy, Shareholders who, in the aggregate, hold Common Shares to which are attached at least 20% of the votes attached to all of the issued Common Shares of the Company entitled to voting rights at the Meeting. Abstentions will be counted as present for purposes of determining the presence of a quorum at the Meeting but will not be counted as votes cast. Broker non-votes will not be counted as present for purposes of determining the presence of a quorum for purposes at the Meeting and will not be voted. Accordingly, for meetings in which a quorum is determined to exist, neither abstentions nor broker non-votes will have any effect on the outcome of the votes on the matters to be acted upon at the Meeting.

VOTING SHARES AND PRINCIPAL HOLDERS THEREOF
The only Shareholders who are entitled to receive notice of and to attend and vote at the Meeting are those who are listed on the Corporation’s register of Shareholders as at the Record Date (see “Voting of Proxies” above).
Each Common Share outstanding on the Record Date carries the right to one vote.
As at the Record Date the Corporation had 88,627,593 Common Shares issued and outstanding.

BUSINESS OF THE MEETING
Receipt of Financial Statements
The Annual Financial Statements and accompanying auditor’s report thereon will be presented at the Meeting and will be mailed to those registered and beneficial Shareholders of the Corporation who request them. The Annual Financial Statements are available under the Corporation’s company profile on SEDAR at www.sedar.com, on EDGAR at www.sec.gov, and at www.trilogy-international.com.
Number and Election of Directors
Concurrently with the Corporation’s delisting from the Toronto Stock Exchange on December 23, 2022, Theresa Gillespie, Alan Horn, Nadir Mohamed and Reza Satchu resigned from the Board. The Corporation listed its Common Shares on the NEX board of the TSX Venture Exchange (“TSXV”) on December 28, 2022. The listing rules applicable to issuers listed on the NEX board of the TSXV (the “Listing Rules”) require a listed Corporation to have (i) at least three directors and (ii) an audit committee (“Audit Committee”) . Accordingly, the number of Directors following the above-described resignations complies with the Listing Rules. The Corporation also disbanded its Compensation and Corporate Governance Committee (“C&CG Committee”) in light of the reduction in the size of the Corporation’s Board and future governance needs.
At the Meeting, Shareholders will be asked to pass an ordinary resolution to set the number of Directors at three (3), subject to any increases permitted by the Corporation's Articles. The number of directors will be approved if the affirmative vote of at least a majority of the votes cast at the Meeting are voted in favour of setting the number of directors at three (3). Management recommends a vote “FOR” in respect of the resolution to set the number of directors of the Corporation at three (3).
At the Meeting, Shareholders will be asked to elect three (3) Directors (the “Nominees”) for the ensuing year. The Board’s current Directors and the Nominees for election at the Meeting are Bradley J. Horwitz, Mark Kroloff and John W. Stanton. Each Director elected at the Meeting will hold office until the next annual meeting or until his successor is duly elected unless his office is earlier vacated in accordance with the Articles of the Corporation. Subject to the Corporation’s majority voting policy described below, the Directors must be elected by an affirmative vote of a plurality of the votes cast at the Meeting on this matter.
Majority Voting Policy
The Corporation has adopted a “majority voting policy” that provides for individual Director voting by the Shareholders. Under the majority voting policy, if any nominee for Director with respect to whom the number of the votes attached to Common Shares represented in person or by proxy at a meeting of Shareholders of the Corporation “withheld” from voting for his election equals or is greater than the number of votes cast “for” such election, the nominee must promptly submit his resignation to the Chair of the Board for consideration following that meeting. A press release disclosing the Board’s determination (and the reasons for rejecting the resignation, if applicable) will be issued within 90 days following the date of the meeting.
Nominees and Qualifications
The following tables set out the names of each of the Nominees for election as Director, as well as other information including: age; the place in which the Nominee is ordinarily resident; his principal occupation and principal occupations held in the last five years; the period or periods during which the Nominee has served as a Director; current membership on committees of the Board; record of attendance at meetings of the Board and its committees through December 31, 2022; and whether or not the Board has determined the Nominee to be independent.
Management does not anticipate that any of the proposed Nominees will be unable to serve as a Director; however, if for any reason any of the proposed Nominees does not stand for election or is unable to serve as such, the Common Shares represented by proxies given in favour of that Nominee may be voted by the person designated by Management in the accompanying proxy, in his or her discretion, in favour of another nominee.

In the absence of a contrary instruction, the persons designated by Management in the accompanying form of proxy intend to vote “FOR” the election of the Directors set out in the following tables.
John W. Stanton	Age: 67
Washington, U.S.	Non-Independent Director since February 7, 2017[1]
Chairman

John W. Stanton was a Co-Founder and Chairman of the Management Committee of Trilogy LLC from 2005 until the completion of the Arrangement with TIP Inc. in 2017. Mr. Stanton served as a director of McCaw Cellular Communications (“McCaw Cellular”) from 1986 to 1994, and as a director of LIN Broadcasting from 1990 to 1994, during which time it was a publicly traded company. From 1983 to 1991, Mr. Stanton served in various capacities with McCaw Cellular; he was Vice Chairman of the Board of McCaw Cellular from 1988 to September 1991 and Chief Operating Officer of McCaw Cellular from 1985 to 1988. He was Chairman of the Board of Directors and Chief Executive Officer of Western Wireless and its predecessors from 1992 until Alltel Corporation’s acquisition of Western Wireless in 2005. Western Wireless was one of the largest providers of rural wireless communications services in the United States and through its subsidiary, Western Wireless International Corporation, was licensed to provide wireless communications services in 11 countries in Europe, Eastern Europe, Africa, Latin America, and the Caribbean. Mr. Stanton was Chairman of the Board of Directors of T-Mobile USA from 1994 to 2004 and Chief Executive Officer of T-Mobile USA from February 1998 to March 2003. Mr. Stanton served as a director of Clearwire Corporation from 2008 to 2013, and was Chairman of the Board of Directors of Clearwire Corporation from January 2011 to July 2013. Mr. Stanton serves on the boards of directors of Microsoft Corporation and Costco Wholesale Corporation, both of which are publicly traded companies. Mr. Stanton is also currently the Chairman and Managing Partner of First Avenue Entertainment LLLP, which owns the Seattle Mariners, a Major League Baseball team. Mr. Stanton has a bachelor’s degree in political science from Whitman College and an MBA from Harvard University.

Present Principal Occupation, Business or Employment
Director of TIP Inc.
Board/Committee Membership	Meeting Attendance
Board (Chairman)	Attendance (4/4)
C&CG Committee	Attendance (3/3)
Notes:
(1)	Based on the definition of “independent director” in NI 58-101.
Bradley J. Horwitz	Age: 67
Washington, U.S.	Non-Independent Director since February 7, 2017[1]
Chief Executive Officer and Director

Bradley J. Horwitz. Bradley J. Horwitz is the Corporation’s President and Chief Executive Officer. He was a Co-Founder of Trilogy LLC and was its President and Chief Executive Officer from 2005 until the completion of the Arrangement with TIP Inc. in 2017. Mr. Horwitz has been involved in the wireless industry since 1983, spending 13 years at McCaw Cellular where he held various management positions: he served as Director of Sales and Marketing from 1983 to 1986, Director of Paging Operations from 1986 to 1990, Director of Business Development from 1990 to 1992, and Vice President of International Operations from 1992 to 1994. After the sale of McCaw to the AT&T Corporation in 1994, Mr. Horwitz joined the management team of Western Wireless. Mr. Horwitz was Executive Vice President of Western Wireless and President of Western Wireless International until Western Wireless was acquired by Alltel Corporation in 2005. Mr. Horwitz led Western Wireless’s expansion into 11 international markets with operations in Europe, Eastern Europe, Africa, Latin America, and the Caribbean. Mr. Horwitz is the Chairman of the Board of Directors of Hong Kong Broadband, a publicly listed provider of fiber services in Hong Kong, and serves on the boards of the Center for Global Development and the Mobile Giving Foundation.

Present Principal Occupation, Business or Employment
Director and Chief Executive Officer of TIP Inc.
Board/Committee Membership	Meeting Attendance
Board	Attendance (4/4)
Notes:
(1)	Based on the definition of “independent director” in NI 58-101.

Mark Kroloff	Age: 66
Alaska, U.S.	Independent Director since February 7, 2017[1]
Director

Mark Kroloff. Mark Kroloff is the Managing Member of First Alaskan Capital Partners, LLC, a private investment firm. He served as a director of General Communication Inc., an integrated telecommunications provider, until its acquisition by Liberty Ventures. He served as a board observer of Nova ehf, an Icelandic telecommunications provider. Previously, Mr. Kroloff served as the General Counsel and later as the Chief Operating Officer of Cook Inlet Region, Inc., at that time one of the largest minority-owned wireless, radio, and television providers in the U.S. Mr. Kroloff is a lawyer who began his career with the firm of Munger, Tolles & Olson LLP in Los Angeles. He received his B.A. from Claremont McKenna College and his J.D. from the University of Texas School of Law.

Present Principal Occupation, Business or Employment
Managing Partner, First Alaskan Capital Partners
Board/Committee Membership	Meeting Attendance
Board	Attendance (4/4)
Audit Committee (Chair)[2]	Attendance (4/4)
C&CG Committee[3]	Attendance (3/3)
Notes:
(1)	Based on the definition of “independent director” in NI 58-101.
(2)
Mr. Kroloff served as Chair of the Audit Committee until March 27, 2019; after such time, Alan D. Horn succeeded him as Chair of the Audit Committee. Mr. Kroloff was re-appointed Chair of the Audit Committee effective as of February 16, 2022.

(3)	Mr. Kroloff served as Chair of the C&CG Committee from November 8, 2018 to February 16, 2022.
Cease Trade Order, Bankruptcy, Penalties and Sanctions
As at the date of this Circular, to the knowledge of the Corporation, no proposed Nominee for election as a Director of the Corporation is or has:
(1)
been within the last 10 years: (a) a director, chief executive officer or chief financial officer of any company that, while that Nominee was acting in that capacity, was (i) the subject of a cease trade or similar order or an order that denied the company access to any exemption under securities legislation, for a period of more than 30 consecutive days, or (ii) the subject of an event that resulted, after that person ceased to be a director or chief executive officer or chief financial officer, in the company being the subject of such an order; or (b) a director or executive of a company that, while that Nominee was acting in that capacity or within a year of that Nominee ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets.

(2)
been subject to (a) any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority; or (b) any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable securityholder in deciding whether to vote for a proposed Director.

(3)
become within the last 10 years bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the proposed Director.

Advisory Vote to Approve Named Executive Officer Compensation (“Say-On-Pay Proposal”)
As required under the Dodd-Frank Wall Street Reform and Consumer Protection Act and Section 14A of the Exchange Act, the Corporation is asking Shareholders to cast a nonbinding, advisory vote to approve the compensation of its named executive officers, as disclosed pursuant to United States Securities and Exchange Commission (“SEC”) rules, the executive compensation tables and related compensation disclosures included in this Circular. This proposal, commonly known as a “say-on-pay” proposal, gives shareholders the opportunity to express their views about the compensation the Corporation pays to its named executive officers, as described in this Circular. The vote is not intended to address any specific items of named executive officer compensation, but rather to address the Corporation’s overall approach to the compensation of its named executive officers described in this Circular.
The text of the resolution to be approved is as follows:
“BE IT RESOLVED, AS AN ORDINARY RESOLUTION, THAT: on a nonbinding, advisory basis, the compensation of the Corporation’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including in the compensation tables and related narratives and descriptions of the Management Information and Proxy Circular for the 2023 Annual General Meeting of Shareholders, is hereby APPROVED.”
The Board believes that the Corporation’s executive compensation program is designed appropriately and is working effectively to help ensure that the Corporation compensates its named executive officers for managing the Corporation to preserve shareholder value, to comply with applicable laws and regulations, and to wind up the Corporation’s affairs in an orderly and efficient fashion. Before you vote, please review the section captioned “Executive Compensation” below, which section describes the Corporation’s named executive officer pay programs and the rationale behind the decisions made by the Board.
The Corporation has designed its executive compensation structure to attract, motivate, and retain executives with the skills required to formulate and implement the Corporation’s plans to wind up its affairs efficiently and in compliance with applicable laws and regulations. The Corporation believes that its executive compensation program is competitive and appropriately balanced between risk and rewards.
You may vote “FOR” or “AGAINST” the resolution or “ABSTAIN” from voting on the resolution. The result of the say-on-pay proposal will not be binding on the Corporation or the Board; however, the Board values the views of its shareholders. The Board will review the results of the vote and expects to take them into consideration in addressing future compensation policies and decisions. Further, if the Board determines that the say-on-pay advisory vote will occur every year, the Corporation expects to hold the next such say-on-pay vote at its 2024 Annual General Meeting of Shareholders.
If no voting specification is made on a properly returned or voted proxy card, the proxies named on the proxy card will vote “FOR” the approval, on a nonbinding, advisory basis, of the compensation of the Corporation’s named executive officers as disclosed in this Circular and described in this say-on-pay proposal.
The Board recommends a vote “FOR” the approval, on a nonbinding, advisory basis, of the compensation of the Corporation’s named executive officers as disclosed in this Circular.
Advisory Vote To Approve The Frequency Of Shareholder Advisory Votes To Approve Named Executive Officer Compensation (“Say-On-Frequency Proposal”)
As required under the Dodd-Frank Wall Street Reform and Consumer Protection Act and Section 14A of the Exchange Act, the Corporation is asking shareholders to cast a nonbinding, advisory vote to approve the frequency with which the Corporation should hold future say-on-pay advisory votes to approve the compensation of the Corporation’s named executive officers.
This advisory vote, commonly known as a “say-on-frequency” vote, gives shareholders the opportunity to express their views about how frequently the Corporation should conduct future say-on-pay votes. You may vote for future say-on-pay votes to be held “EVERY YEAR,” “EVERY TWO YEARS,” or “EVERY THREE YEARS” or “ABSTAIN” from voting in response to this proposal. The Corporation is required to hold a frequency vote at least once every six years. The next mandatory say-on-frequency vote would therefore be expected to take place at the Corporation’s 2029 Annual General Meeting of Shareholders.
The Board believes you should vote for the Corporation to conduct say-on-pay votes “EVERY THREE YEARS” because, as is explained in the Executive Compensation section of this Circular, compensation for the Corporation’s named executive officers is unlikely to be a material expense for the Corporation in the future.
The Corporation understands that its shareholders may have different views as to what the most desirable frequency is and looks forward to hearing from shareholders on this matter. The proxy card provides shareholders with the opportunity to choose among four options (holding the vote “EVERY YEAR,” “EVERY TWO YEARS” or “EVERY THREE YEARS,” or to “ABSTAIN” from voting) and, therefore, shareholders will not be voting to approve or disapprove the recommendation of the Board. The frequency option that receives the highest number of votes cast by shareholders will be deemed to be the frequency for future say-on-pay advisory votes that has been recommended by shareholders. However, because this vote is advisory and not binding on the Board or the Corporation in any way, the Board will continue to review this issue as circumstances evolve over time and may decide that it is in the best interests of shareholders and the Corporation to hold future say-on-pay advisory votes more or less frequently than the option approved by shareholders.
The Board recommends a vote in favour of the option of “EVERY THREE YEARS” as the preferred frequency with which the Corporation should conduct future say-on-pay votes. Properly dated and signed proxies will be so voted, unless shareholders specify otherwise.
Appointment of Auditor
At the Meeting, Shareholders will be asked to vote for the reappointment of Grant Thornton LLP, Chartered Accountants (“Grant Thornton”), the present auditor of the Corporation, as the auditor of the Corporation to hold office until the close of the next annual meeting of Shareholders and to authorize the Directors to fix their remuneration. A simple majority of the votes cast at the Meeting must be voted in favour thereof. Grant Thornton was first appointed auditor of the Corporation upon the completion of the Arrangement. At the time of that appointment, Grant Thornton was Trilogy LLC’s independent auditor.
Representatives from Grant Thornton are expected to be present at the Meeting and they will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.
The following table sets forth a summary of fees paid to Grant Thornton for services rendered in respect of the last two fiscal years:
Amounts in thousands US$	2022	2021
Audit Fees(1)	$1,010	$1,985
Audit-Related Fees	$—	$—
Tax Fees	$—	$—
All Other Fees(2)	$—	$48
Notes:
(1)
Fees for audit services include fees associated with the annual audit, including the reviews of the Corporation’s quarterly reports, statutory audits required internationally, comfort letters, other assurance procedures, and review of documents publicly filed.

(2)	All other fees consist of fees for services, other than those that meet the criteria above and include fees related to operational audit services.
Unless such authority is withheld, the Management proxy nominees named in the accompanying proxy intend to vote “FOR” the appointment of Grant Thornton LLP as auditor of the Corporation to hold office until the close of the next annual meeting of Shareholders and to authorize the Directors to fix their remuneration.
Executive Officers
Bradley J. Horwitz. Please see Mr. Horwitz’s biography above.
Erik Mickels. Mr. Mickels serves as the Senior Vice President and Chief Financial Officer for the Company and is responsible for leading the financial functions of the Company. Mr. Mickels joined Trilogy LLC in 2014 as the company's Chief Accounting Officer and Vice President - Corporate Controller and in 2016 was appointed group Chief Financial Officer supporting operational, financial and strategic initiatives of the Company. Mr. Mickels began his career at Arthur Andersen LLP and spent twelve years with KPMG LLP working primarily in the technology and retail industries. Mr. Mickels is also a Certified Public Accountant. Mr. Mickels has a bachelor’s degree in accounting from Hillsdale College and is a graduate of Harvard Business School (Advanced Management Program).
Scott Morris. Mr. Morris has been Trilogy LLC’s Senior Vice President and General Counsel since it commenced operations in 2006. Before joining Trilogy LLC in 2006, Mr. Morris served as General Counsel of Western Wireless International in 2005. From 2000 to 2004, he was Senior Vice President and General Counsel for Terabeam Corporation, a manufacturer of broadband wireless equipment. Previously he was Senior Vice President – External Affairs for AT&T Wireless and held senior legal and government affairs positions at McCaw Cellular and Viacom Cable. After graduating from University of California College of the Law San Francisco (formerly Hastings College of the Law), he joined the Federal Trade Commission in Washington, D.C., where he served as an attorney-advisor to the chairman of the Commission.

Executive Compensation
The following tables provide information regarding the compensation received by the Corporation’s named executive officers (“NEOs”) in 2021 and 2022. The Corporation’s NEOs presently consist of Messrs. Horwitz, Mickels, and Morris. Each continues to receive the salary shown in the Summary Compensation Table. However, they are no longer eligible to receive performance bonuses, stock awards or nonequity incentive plan compensation. Furthermore, the Board intends to reduce all forms of compensation to its executive officers to no more than $350,000 per year in the aggregate following the Corporation’s final return-of-capital distribution to shareholders, which it anticipates will be completed in mid-2023.
Summary Compensation Table
The following table sets forth the total annual and long-term equity and non-equity compensation, along with all other compensation awarded, for services rendered in all capacities to the Corporation for the years ended December 31, 2022 and 2021, in respect of the Corporation’s NEOs during those periods.
Name and principal position	Year	Salary(1) (US$)	Bonus(2) (US$)	Stock awards(3) (US$)	Nonequity incentive plan compensation (US$)(4)	All other compensation (US$)(5)	Total (US$)
Bradley J. Horwitz Chief Executive Officer(6)	2022	$400,000	$300,000	Nil	Nil	$22,347	$722,347
	2021	$400,000	$351,414	$336,750	Nil	$20,735	$1,108,899
Erik Mickels Senior Vice President and Chief Financial Officer(7)	2022	$480,000	$288,000	Nil	$256,000	$22,399	$1,046,399
	2021	$480,000	$337,357	$677,763	$128,000	$23,037	$1,646,157
Scott Morris Senior Vice President, General Counsel and Corporate Secretary(8)	2022	$400,000	$240,000	Nil	$213,333	$34,547	$887,880
	2021	$400,000	$281,131	$564,802	$106,667	$32,135	$1,384,735
Tomas Perez Chief Executive Officer of NuevaTel(9)	2022	$248,484	$319,837	Nil	Nil	$550,089	$1,118,410
	2021	$405,634	$300,000	$258,175	Nil	$342,183	$1,305,992
Notes:
(1)	All dollar amounts in the Executive Summary Compensation Table and footnotes thereto are reflected in U.S. dollars.
(2)	Amounts reflect the annual cash bonuses that were earned by the NEOs for 2022 and 2021, although payment of each bonus was made in the year following the period for which the bonus was earned.
(3)
Share-based awards represent the fair value of restricted share units (“RSUs”) granted in the year under the restricted share unit plan (the “RSU Plan”). The fair value of the RSUs is based on the closing market price of the Common Shares on the effective date of grant multiplied by the number of RSUs grants. Accordingly, this value does not reflect the current value of any share-based award.

(4)
Mr. Mickels and Mr. Morris participated in a retention benefit program that entitled each of them to their respective annual salary and target bonus, split equally into a cash award that vested ratably over three years between January 1, 2021 and January 1, 2024. Due to a change in control in 2022, the remaining cash award was fully vested in 2022.

(5)
All other compensation includes amounts representing each NEO’s estimated health insurance, 401(k) matching benefits and health care savings account contributions. In the case of Mr. Perez, the compensation includes $423,119 in 2022 related to a severance payment Mr. Perez received from NuevaTel upon his resignation with good reason in connection with the NuevaTel Transaction. All other compensation for Mr. Perez also includes certain tax equalization benefits.

(6)	Stock awards value reflects a grant of 300,000 units to Mr. Horwitz in 2021.
(7)	Stock awards value reflects a grant of 603,797 units to Mr. Mickels in 2021.
(8)	Stock awards value reflects a grant of 503,164 units to Mr. Morris in 2021.
(9)	Stock awards value reflects a grant of 230,000 units to Mr. Perez in 2021.

Pay Versus Performance
The table below is provided in accordance with Item 402(v) of Regulation S-K. This information is being provided for compliance purposes. However, the Corporation does not use the information in this table when making compensation decisions.
Year	Summary Compensation Table Total for PEO(1) (US$)	Compensation Actually Paid to PEO(2) (US$)	Average Summary Compensation Table for Non-PEO NEOs(3) (US$)	Average Compensation Actually Paid to Non-PEO NEOs(4) (US$)	Value of Initial Fixed $100 Investment Based On: Total Shareholder Return(5) (US$)	Net Income (Loss)(6) (US$)
2022	$722,347	$580,766	$1,017,563	$835,907	$167.14	$433,461
2021	$1,108,899	$1,636,999	$1,445,628	$2,031,151	$131.10	$(144,689)
Notes:
(1)	The dollar amounts reported are the amounts of total compensation reported in the “Total” column of our Summary Compensation Table for Mr. Horwitz.
(2)
The dollar amounts reported represent the amount of “compensation actually paid,” as computed in accordance with SEC rules. The dollar amounts do not reflect the actual amount of compensation earned by or paid during the applicable year. In accordance with SEC rules, the following adjustments were made to total compensation to determine the compensation actually paid:

Year	Reported Summary Compensation Table Total for PEO (US$)	Less: Reported Value of Equity Awards(a) (US$)	Plus: Equity Award Adjustments(b) (US$)	Equals: Compensation Actually Paid to PEO (US$)
2022	$722,347	$—	$(141,581)	$580,766
2021	$1,108,899	$336,750	$864,850	$1,636,999
(a)	The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” column in our Summary Compensation Table for the applicable year.
(b)
The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; and (iii) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value. There were no awards vested in the year they were granted. The amounts deducted or added in calculating the equity award adjustments are as follows:

Fair Value of Equity Awards for PEO	2022 (US$)	2021 (US$)
As of year-end for unvested awards granted during the year	$—	$563,181
Year-over-year increase (decrease) of unvested awards granted in prior years	$—	$290,648
Increase (decrease) from prior fiscal year-end for awards granted in prior years that vested during the year	$(141,581)	$11,021
Total Equity Award Adjustments	$(141,581)	$864,850
(3)
The dollar amounts reported represent the average of the amounts reported for our NEOs as a group (excluding our CEO) in the “Total” column of our Summary Compensation Table in each applicable year. The names of each of the NEOs (excluding our CEO) included for purposes of calculating the average amounts for each applicable year are Mr. Mickels, Mr. Morris and Mr. Perez.

(4)
The dollar amounts reported represent the average amount of “compensation actually paid” to the NEOs as a group (excluding our CEO), as computed in accordance with SEC rules. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the NEOs as a group (excluding our CEO) during the applicable year. In accordance with the SEC rules, the following adjustments were made to average total compensation for the NEOs as a group (excluding our CEO) for each year to determine the compensation actually paid, using the same methodology described above in Note 2:

Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs (US$)	Less: Average Reported Value of Equity Awards (US$)	Plus: Average Equity Award Adjustments(a) (US$)	Equals: Average Compensation Actually Paid to Non-PEO NEOs (US$)
2022	$1,017,563	$—	$(181,656)	$835,907
2021	$1,445,628	$500,247	$1,085,770	$2,031,151
(a)	The amounts deducted or added in calculating the total average equity award adjustments are as follows:
Fair Value of Equity Awards for Non-PEO NEO	2022 (US$)	2021 (US$)
As of year-end for unvested awards granted during the year	$—	$836,612
Year-over-year increase (decrease) of unvested awards granted in prior years	$—	$244,437
Increase (decrease) from prior fiscal year-end for awards granted in prior years that vested during the year	$(181,656)	$4,721
Total Average Equity Award Adjustments	$(181,656)	$1,085,770
(5)
The amounts shown in the table represent the Company’s Total Shareholder Return (“TSR”) on an assumed investment of $100 in our Common Shares over the indicated measurement period. Cumulative TSR is calculated by dividing (i) the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between our Common Share price at the end and the beginning of the measurement period by (ii) our Common Share price at the beginning of the measurement period. There were no dividends distributed in the periods. The distribution of $116 million to our shareholders in June 2022, which was made in connection with the plan of liquidation adopted by the Company in June 2022, was considered in the calculation of the TSR.

(6)	The dollar amounts reported represent the amount of net income (loss) attributable to TIP Inc. as reflected in our audited financial statements for the applicable year.
Throughout 2021 and 2022, the principal objectives for the NEOs were to stabilize the financial performance of NuevaTel, continue the growth in profitability of 2degrees, pursue opportunities to transfer the Corporation’s ownership of NuevaTel and 2degrees on terms consistent with maximizing shareholder value, and apply the proceeds of transactions to the retirement of the Corporation’s indebtedness. These objectives are not reflected directly in cumulative TSR or net income, particularly in regard to 2022 because the Corporation disposed of its ownership of both NuevaTel and 2degrees in May 2022.
Termination and Change of Control Benefits
The Corporation has in place a Severance Policy for senior executives, including Messrs. Horwitz, Mickels and Morris (the “Severance Policy”). The Severance Policy entitles each participant to a severance payment in the event that such participant is terminated without cause or resigns with good reason. The severance benefit is equal to the participant’s annual base salary and target bonus at the time of termination or resignation, except that, in the event of termination without cause or resignation with good reason within 365 days following a change of control (as defined in the Severance Policy) of the Corporation, the benefit is equal to two times the participant’s annual base salary and target bonus at the time of termination or resignation.
The Board determined in March 2023 that Messrs. Horwitz, Mickels and Morris will not be eligible for performance bonuses; additionally, they will not be entitled to any equity-based compensation in 2023 because the RSU Plan under which such compensation was previously awarded expired in 2022 and the Board does not intend to seek reauthorization of the RSU Plan from the Corporation’s Shareholders. These reductions in compensation payable to the senior executives entitled them to resign for good reason; however, in order to eliminate incentives for the senior executives to resign immediately and to encourage them to remain with Corporation through the return-of-capital distribution that it is anticipated to be made in mid-2023, the Board determined that it is in the best interests of the Corporation to pay the severance benefits specified in the Severance Plan to the senior executives without requiring them to formally resign within 365 days following completion of the 2degrees Sale on May 19, 2023 (which constituted a change of control). Accordingly, the Board approved the payment of the severance benefits to the senior executives in April 2023.
Mr. Perez signed agreements with NuevaTel and Trilogy LLC in 2019 that entitled Mr. Perez to a severance benefit in the event of termination without cause or resignation with good reason within 365 days following a change of control of the Corporation, Trilogy LLC or NuevaTel. The severance benefit was equal to Mr. Perez’s annual base salary at the time of termination plus the amount of the annual target cash bonus for the year in which the termination occurs calculated based upon the Corporation’s actual financial performance against relevant targets and prorated for the portion of the relevant year that has elapsed prior to termination or resignation. Mr. Perez resigned with good reason in connection with the NuevaTel Transaction in 2022 and was terminated without cause from his position with Trilogy in January 2023. He received a severance payment from NuevaTel in accordance with his agreement with NuevaTel and he received an accrued bonus from Trilogy in accordance with his employment agreement and a severance agreement with Trilogy LLC.
Each of Messrs Horwitz, Mickels, and Morris has executed an agreement with the Corporation that restricts him, both during the term of his agreement and at any time thereafter, from disclosing any confidential information to any person, or using the same for any purpose other than the purposes of the Corporation. The agreements further provide that these executives may not disclose or use for any purpose, other than those of the Corporation, the private affairs of the Corporation, or any other information which they acquire during the course of their employment in respect of the business and affairs of the Corporation.
Outstanding Equity Awards at Year Ended 2022
In 2022, immediately before the closing of the 2degrees Sale, the Corporation accelerated the vesting of all outstanding RSUs issued under its RSU Plan.

Director Compensation
During the year ended December 31, 2022, the Directors (other than Mr. Horwitz, whose compensation as an Executive is disclosed in the Executive Summary Compensation Table, above) received the remuneration set out below. Directors are also reimbursed for reasonable out-of-pocket expenses incurred in attending meetings or otherwise carrying out their duties as Directors.
Director Compensation
In consideration for serving on the Board, the Lead Independent Director was paid an annual retainer in 2022 of US$125,000 and each other non-employee Director received an annual retainer of US$100,000; each non-employee Director who served on a committee received a supplemental US$15,000 annually, and each non-employee Director who served as a committee chairperson of a committee received US$10,000 annually in addition to the fee earned as a committee member. Directors were also entitled to be reimbursed for their reasonable out-of-pocket expenses incurred while serving on the Board.
John W. Stanton and Theresa E. Gillespie waived their right to receive compensation as Directors. Bradley J. Horwitz, the President and the CEO of the Corporation, is not entitled to receive compensation for his services as a Director.
Following the resignations of Ms. Gillespie and Messrs. Horn, Mohamed, and Satchu from the Board in December, the only Director who currently receives compensation for service on the Board is Mr. Kroloff. As the chair of the Audit Committee and the sole independent Director under the definition of “independent director” in NI 58-101 and under the standards for independence for members of the Audit Committee set forth in Rule 5605(c)(2) of the Corporate Governance Requirements of The Nasdaq Stock Market (the “Governance Requirements”) and Rule 10A-3(b)(1) under the Exchange Act, Mr. Kroloff receives $125,000 plus reimbursement of reasonable out-of-pocket expenses incurred while serving on the Board.
Mr. Stanton has continued to waive his right to receive compensation as a Director and Mr. Horwitz remains ineligible to receive compensation as a Director due to his status as the President and CEO of the Corporation.
All Directors and officers of the Corporation are and will continue to be indemnified on customary terms by the Corporation.
Director Compensation Table
The following table shows the compensation paid in 2022 to the Corporation’s Directors.
Name	Fees earned or paid in cash (US$)	Stock awards (US$)(1)	Total Compensation (US$)
Mr. Mark Kroloff	$140,000	Nil	$140,000
Mr. Nadir Mohamed(2)	$165,000	Nil	$165,000
Mr. Alan Horn(2)	$140,000	Nil	$140,000
Mr. Reza Satchu(2)	$100,000	Nil	$100,000
Notes:
(1)
In 2022, immediately before the closing of the 2degrees Sale, the Corporation settled all outstanding DSUs issued to Directors under its DSU Plan. In connection with the settlement of all outstanding DSUs, 489,762 Common Shares were issued in 2022.

(2)	Concurrently with the Corporation’s delisting from the Toronto Stock Exchange on December 23, 2022, Mr. Mohamed, Mr. Horn and Mr. Satchu resigned from the Board.
Dividend Policy and Dividend Reinvestment Plan
The declaration of dividends on the Common Shares is at the sole discretion of the Board.
The Corporation did not pay a dividend in 2022 and the Board has determined not to make any dividend payments in light of the adoption of a plan of liquidation and the distribution of the remaining proceeds of the 2degrees Sale as described herein.
In addition, in connection with the return of shareholder capital made following the closing of the 2degrees Sale, the Corporation terminated the Corporation’s dividend policy and dividend reinvestment plan, effective June 13, 2022.

Directors’ and Officers’ Insurance and Indemnification
The Corporation maintains a comprehensive directors’ and officers’ liability insurance program. Subject to policy conditions, this program is intended to cover each individual’s liability arising from his/her duties as a Director or officer of the Corporation provided he/she acted honestly and in good faith with a view to the best interests of the Corporation. The Corporation’s program includes liability insurance covering Directors and officers of the Corporation and its subsidiaries acting in their capacities as such, as well as coverage for the Corporation itself against a securities claim. The current insurance program provides C$10 million in coverage for claims arising from acts or omissions after February 28, 2021, inclusive of securities claims (except for claims arising under U.S. securities laws and under anti-corruption statutes), subject to a deductible of C$1,500,00. The Corporation purchased C$30 million limit programs in 2018, 2019, and 2020 for which it paid premiums of C$98,198, C$119,970 and C$174,704, respectively. It purchased C$10 million limit programs in 2021 and 2022 for which it paid C$751,500 and C$780,000, respectively. In May 2022, coincident with the closing of the 2degrees Sale, the Corporation’s directors’ and officers’ liability policy terminated (and the unearned portion of the premium refunded) and was replaced with a new C$10 million program that extends through May 19, 2028. The premium for this program was C$1.755 million.
No indemnification has been paid or has become payable under such insurance programs since the commencement of coverage on February 7, 2017. However, the Corporation has agreed to indemnify Juan Pablo Calvo, the former chairman and CEO of NuevaTel, in connection with defending a lawsuit against him brought by the new owner of NuevaTel, Balesia. The Corporation does not believe the litigation will result in any liability for Mr. Calvo. The Corporation will seek indemnification from its insurers should defense costs associated with the case exceed the deductible threshold of its directors’ and officers’ liability program.
Trilogy LLC purchased a directors’ and officers’ liability insurance program (which applied to U.S. securities laws claims and was subject to a deductible of $400,000) for claims on February 7, 2017; that program provided coverage against directors’ and officers’ liabilities up to $20 million for a premium of approximately $186,636. No indemnification has been paid or has become payable under such insurance since the commencement of coverage.
In accordance with the BCBCA, the Articles of the Corporation also provide for the indemnification of a Director or officer, a former Director or officer, or a person who acts or acted at the Corporation’s request as a Director or officer of a corporation in which the Corporation is or was a shareholder or creditor, and such individual’s heirs and legal representatives, against any and all costs, charges and expenses reasonably incurred by the individual in respect of any civil, criminal, administrative, investigative or other proceeding to which the individual was made a party by reason of being or having been a Director or officer of the Corporation or other entity, if the individual acted honestly and in good faith with a view to the best interests of the Corporation, or, in the case of a criminal or administrative action or proceeding that is enforced by monetary penalty, the individual had reasonable grounds for believing that the individual’s conduct was lawful.
The Corporation has entered into indemnity agreements with certain of its Directors and officers, providing a contractual right to indemnification and advancement of expenses under circumstances in which the Corporation is permitted to provide indemnification under the BCBCA. As discussed above, a policy of directors’ and officers’ liability insurance is maintained by the Corporation which insures Directors and officers for losses as a result of claims against the Directors and officers of the Corporation in their capacity as Directors and officers and also reimburses the Corporation for payments made pursuant to the indemnity provisions under the indemnity agreements, the Articles of the Corporation and the BCBCA.
Pension Plan Benefits
The Corporation has not established any pension plans or deferred compensation plans for Directors and executive officers that provide for payments or benefits at, following, or in connection with retirement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
AND RELATED STOCKHOLDER MATTERS
To the knowledge of the Corporation, as of the date hereof, the Directors and executive officers of the Corporation, as a group, beneficially own, or control or direct, directly or indirectly 23,839,600 Common Shares, representing approximately 26.90% of the number of outstanding Common Shares.
The following table states the number of Common Shares beneficially owned by each of the Directors and NEOs of the Corporation as of May 8, 2023:
Name	Number and Type of Securities	Type of Ownership(1)	Percentage of Class(2)
John W. Stanton	16,908,563 Common Shares(3)	Beneficial	19.08%
Bradley J. Horwitz	4,419,246 Common Shares	Registered and Beneficial	4.99%
Mark Kroloff	611,227 Common Shares(4)	Beneficial	0.69%
Erik Mickels	829,908 Common Shares	Beneficial	0.94%
Scott Morris	1,070,656 Common Shares(5)	Registered and Beneficial	1.21%
Notes:
(1)	Registered shares are shares shown on the Corporation’s share register as being owned by the named Director or NEO directly in his name.
(2)	Based on 88,627,593 Common Shares outstanding at May 8, 2023.
(3)
16,908,563 Common Shares are beneficially controlled or directed, directly or indirectly by John W. Stanton through SG Enterprises II, LLC, an entity owned and controlled by John W. Stanton and Theresa E. Gillespie.

(4)
189,515 Common Shares are held by Mark Kroloff. 226,506 Common Shares are beneficially owned by Mr. Kroloff through FACP Investment Trilogy II, LLC, 168,884 Common Shares are beneficially owned by Mr. Kroloff through FACP Trilogy Investment LLC, and 26,322 Common Shares are beneficially owned by Mr. Kroloff through FACP TINZ LLC.

(5)
930,656 Common Shares are held by Scott Morris. 80,000 Common Shares are beneficially owned by Mr. Morris through Abigail Morris, 30,000 Common Shares are beneficially owned by Mr. Morris as Trustee of the Devon Morris Irrevocable Trust and 30,000 Common Shares are beneficially owned by Mr. Morris as Trustee of the Lily M. Morris Irrevocable Trust. Mr. Morris disclaims beneficial ownership of the Common Shares owned by Abigail Morris.

The following table states the number of Common Shares owned by each person known to us to own more than 5% of our outstanding shares, as of May 8, 2023:
Name	Number and Type of Securities	Type of Ownership	Percentage of Class(1)
SG Enterprises II, LLC(2)	16,908,563 Common Shares	Registered	19.08%
Anson Funds Management LP(3)	9,453,250 Common Shares	Beneficial	10.67%
Alignvest Management Corporation(4)	8,214,622 Common Shares	Registered	9.27%
Notes:
(1)	Based on 88,627,593 Common Shares outstanding at May 8, 2023.
(2)	SG Enterprises II, LLC’s address is 155 108th Avenue NE, Suite 400, Bellevue, WA 98004.
(3)
Anson Funds Management LP, a Texas limited partnership (“AFM”), is a registered Investment Advisor under the U.S. securities laws. According to the Statement on Schedule 13G/A filed by AFM on April 8, 2022 with the SEC, AFM, Anson Management GP LLC, Mr. Bruce R. Winson, Anson Advisors Inc., Mr. Amin Nathoo and Mr. Moez Kassam are the beneficial owners of the shares of Common Shares held by AFM. Anson Funds Management LP reports its principal address as 1600 Dallas Parkway, Suite 800, Dallas, TX 75248.

(4)
Alignvest’s holdings reflect the holdings of Alignvest and two affiliated investment funds, Alignvest Partners Master Fund LP and Alignvest AQX LP. Alignvest Management Corporation reports its business address as 1027 Yonge Street, Suite 200, Toronto, Ontario, Canada, M4W 2K9.

INDEBTEDNESS OF OFFICERS AND DIRECTORS TO THE CORPORATION
As at the date of this Circular, no Director, executive officer, or employee of the Corporation or any of its subsidiaries, former Director, executive officer, or employee of the Corporation or any of its subsidiaries, proposed Nominee for election as Director, or any associate of any of the foregoing, has been or is indebted to the Corporation or any of its subsidiaries, at any time during its last completed financial year or has had any indebtedness to another entity which has been the subject of a guarantee, support agreement, letter of credit, or other similar arrangement provided by the Corporation or any of its subsidiaries.
STATEMENT OF CORPORATE GOVERNANCE PRACTICES
Statement of Corporate Governance Practices
The Canadian Securities Administrators’ NI 58-101, National Policy 58-201 – Corporate Governance Guidelines and National Instrument 52-110 – Audit Committees (“NI 52-110”) set out a series of guidelines and requirements for effective corporate governance (collectively, the “Guidelines”). The Guidelines address matters such as the constitution and independence of corporate boards, the functions to be performed by boards and their committees and the effectiveness and education of board members. NI 58-101 requires the disclosure by each listed corporation of its approach to corporate governance with reference to the Guidelines.
Set out below is a description of the Corporation’s approach to corporate governance in relation to the Guidelines.
Board of Directors
The Board is currently comprised of three Directors: John W. Stanton, Brad J. Horwitz and Mark Kroloff.
The primary function of the Board is to supervise the management of the business and affairs of the Corporation, including the responsibility for the strategic planning process, risk management, succession planning, approving and communicating a communications policy and disclosure policy, setting internal controls, corporate governance, senior Management compensation and oversight, Director compensation and assessment, and approving material transactions and contracts. The Board is also responsible for reviewing the succession plans for the Corporation, including appointing, training and monitoring senior Management to ensure that the Board and Management have appropriate skill and experience.
The Board has adopted a majority voting policy for the election of Directors. For a description of such policy, see “Business of the Meeting” in this Circular.
The Board has established an Audit Committee. See “Business of the Meeting – Nominee and Qualifications” in this Circular for the membership of the Audit Committee. The Board has delegated to the Audit Committee those duties and responsibilities set out in the Audit Committee’s charter.
The primary mandate of the Audit Committee is to provide assistance to the Board in fulfilling its responsibility to the Shareholders, potential shareholders and the investment community, to oversee the work and review the qualifications and independence of the external auditor of the Corporation, to review the financial statements of the Corporation and public disclosure documents containing financial information and to assist the Corporation with the legal compliance and ethics programs as established by Management and by the Board and as required by law.
Independence of the Board
Certain of the Directors and executive officers of the Corporation are officers and directors of, or are associated with, other public and private companies. Such associations may give rise to conflicts of interest with the Corporation from time to time. The BCBCA requires, among other things, that the Directors and executive officers of the Corporation act honestly and in good faith with a view to the best interest of the Corporation, to disclose any personal interest which they may have in any material contract or transaction which is proposed to be entered into with the Corporation and, in the case of Directors, to abstain from voting as a Director for the approval of any such contract or transaction. To the extent that conflicts of interest arise, such conflicts will be resolved in accordance with the provisions of the BCBCA.

NI 58-101 defines an “independent director” as a Director who has no direct or indirect material relationship with the Corporation. A “material relationship” is in turn defined as a relationship which could, in the view of the Board, be reasonably expected to interfere with such member’s independent judgment. In determining whether a particular Director is an “independent director” or a “non-independent director”, the Board considers the factual circumstances of each Director in the context of the Guidelines. Bradley J. Horwitz is not considered independent for the purposes of NI 58-101 because he is part of Management of the Corporation. John W. Stanton is not considered independent for the purposes of NI 58-101 because of his prior equity ownership in, and prior role with, Trilogy LLC.
Using the definition of “independent director” set forth in Rule 5605(a)(2) of the Governance Requirements, Messrs. Kroloff and Stanton are “independent” and Mr. Horwitz is not “independent”. Ms. Gillespie and Messrs. Horn, Mohamed and Satchu, former Directors who resigned in December 2022, were “independent” in accordance with the applicable standards set forth above. Under the standards for independence for members of the Audit Committee set forth in Rule 5605(c)(2) of the Governance Requirements and Rule 10A-3(b)(1) under the Exchange Act, Mr. Kroloff is “independent” and Messrs. Horwitz and Stanton are not “independent”. Messrs. Horn and Mohamed, who served on the Audit Committee with Mr. Kroloff, until their resignation in December 2022, were “independent” in accordance with the applicable standards set forth above.
Board Mandate
The Board is responsible for the overall stewardship of the Corporation. The Board has discharged this responsibility directly and through delegation of specific responsibilities to committees of the Board, the Chairman, and officers of the Corporation, all as more particularly described in the Board’s Mandate, attached as Schedule “A” to this Circular.
Committees of the Board of Directors
The Board does not currently have an Executive Committee. As at the date of this Circular, there is one committee of the Board; namely: the Audit Committee.
The following table sets out the members of the Audit Committee as at the date of this Circular:
Name of Committee	Members of Committee	Date of initial Appointment
Audit Committee	Mark Kroloff (Chair) Bradley J. Horwitz John W. Stanton	February 7, 2017 March 28, 2023 March 28, 2023
Orientation and Continuing Education
As set out in the Board Mandate, the Corporation has a policy of making a full initial orientation and continuing education process available to Board members. New Directors have been provided with an initial orientation regarding the nature and operation of the Corporation’s business and the affairs of the Corporation and as to the role of the Board and its committees, as well as the legal obligations of a Director. Existing Directors are also periodically updated on these matters.
Board members are expected to keep themselves current with industry trends and developments and are encouraged to communicate with Management and, where applicable, auditors, advisors and other consultants of the Corporation. Board members have access to the Corporation’s in-house and external legal counsel in the event of any questions or matters relating to Board members’ corporate and Director responsibilities and to keep themselves current with changes in legislation. Board members have full access to the Corporation’s records.
Nomination of Directors
The Board is responsible for identifying candidates qualified to become new Board members and recommending to the Board new Director nominees for election and candidates for appointment to Board committees, and in making such recommendations the Board considers the competencies and skills that the Board considers to be necessary for the Board as a whole to possess, the competencies and skills that the Board considers each exiting Director to possess, and the competencies and skills each new nominee will bring to the Board.

Compensation
The Board is responsible for reviewing and approving corporate goals and objectives relevant to the compensation of the CEO, evaluating the performance of the CEO in light of those corporate goals and objectives, and determining the compensation level of the CEO based on its evaluation. The Board is also responsible for determining the terms upon which Directors should be compensated, including the Chairman, if applicable, and those acting as committee chairs and members.
Ethical Business Conduct
The Board has adopted a Code of Business Conduct and Ethics (the “Code of Ethics”), a written code of business conduct and ethics for the Directors, officers and employees that sets out the Board’s expectations for the conduct of such persons in their dealings on behalf of the Corporation. The Board has established confidential reporting procedures in order to encourage employees, Directors and officers to raise concerns regarding matters addressed by the Code of Ethics on a confidential basis free from discrimination, retaliation or harassment. Employees who violate the Code of Ethics may face disciplinary actions, including dismissal.
The Code of Ethics is designed to deter wrongdoing and promote honest and ethical conduct; avoidance of conflicts of interests; confidentiality of corporate information; protection and proper use of corporate assets and opportunities; compliance with applicable governmental laws, rules and regulations; prompt internal reporting of any violations of the Code of Ethics; accountability for adherence to the Code of Ethics; and the Corporation’s culture of honesty and accountability. A copy of the Code of Ethics may be obtained by contacting the Corporation and requesting a copy from its investor relations contact by mail at Suite 400, 155 108th Avenue NE, Bellevue, Washington, USA 98004.
The Board monitors compliance with the Code of Ethics by delegating responsibility for investigating and enforcing matters related to the Code of Ethics to Management, who will report breaches of the Code of Ethics to the Corporation’s General Counsel & Corporate Secretary. Any such investigations and resolutions of complaints will be reviewed by the General Counsel & Corporate Secretary who will report annually to the Board thereon. Certain of the matters covered by the Code of Ethics are also subject to Audit Committee oversight. Any employee who becomes aware of a violation of the Code of Ethics is required to report the violation to a member of Management. Directors and executive officers are required by applicable law and the Code of Ethics to promptly disclose any potential conflict of interest that may arise. If a Director or executive officer has a material interest in an agreement or transaction, applicable law, the Code of Ethics and principles of sound corporate governance require the Director or executive to declare the interest in writing or request to have such interest entered in the minutes of meetings of Directors and, where required by applicable law, abstain from voting with respect to the agreement or transaction. The Board is responsible for monitoring such conflicts of interest under the Code of Ethics. The Board has delegated the communication of the Code of Ethics to employees and to Management, who are expected to encourage and promote a culture of ethical business conduct.
Board and Committee Assessment
The Board annually assesses the effectiveness of the Board as a whole, the committees of the Board and the contribution of individual Directors.
Board Role in Risk Oversight
Our Board is responsible for overseeing the Corporation’s management of risk. The Board strives to effectively oversee the Corporation’s enterprise-wide risk management in a way that balances managing risks with enhancing the long-term value of the Corporation for the benefit of the shareholders. The Board understands that its focus on effective risk oversight is critical to setting the Corporation’s tone and culture towards effective risk management. To administer its oversight function, the Board seeks to understand the Corporation’s risk philosophy by having discussions with Management to establish a mutual understanding of the Corporation’s overall appetite for risk. Our Board maintains an active dialogue with management about existing risk management processes and how Management identifies, assesses and manages the Corporation’s most significant risk exposures. Our Board expects frequent updates from Management about the Corporation’s most significant risks so as to enable it to evaluate whether management is responding appropriately.

Our Board relies on the Audit Committee to help oversee the risk management responsibilities relating to the functions performed by such committee. Our Audit Committee periodically discusses with Management the Corporation’s major financial risk exposures and the steps Management has taken to monitor and control such exposures, including the Corporation’s risk assessment and risk management policies. The Audit Committee is required to make regular reports of its actions and any recommendations to the Board, including recommendations to assist the Board with its overall risk oversight function.
Board Leadership Structure
The Board has reviewed the Corporation’s current Board leadership structure in light of the composition of the Board, the Corporation’s size, the nature of the Corporation’s business, the regulatory framework under which the Corporation operates, the Corporation’s shareholder base, the Corporation’s peer group and other relevant factors. Considering these factors, the Board has determined to have a separate CEO and Chairman of the Board. The Chairman of the Board is a non-executive position. The Board has determined that this structure is currently the most appropriate Board leadership structure for the Corporation. The Board noted the following factors in reaching its determination:
•	The Board acts efficiently and effectively under its current structure.
•
The structure of different individuals holding the positions of CEO and Chairman of the Board, with at least one independent Director, puts the Corporation in the best position to efficiently handle major issues facing the Corporation on a day-to-day and long-term basis, while ensuring that the Board is in the best position to have an independent director identify key risks and developments facing the Corporation and to have those risks and developments brought promptly to the Board’s attention.

•	This structure eliminates the potential for confusion and duplication of efforts at the highest executive level.
Communications with Directors
We have not adopted a formal process for shareholder communications with the Board. We believe it is appropriate not to have a formal process for shareholder communications with the Board because historically we have received shareholder communications very infrequently. Nevertheless, we have tried to ensure that the views of shareholders are heard by the Board or individual directors, as applicable, and that appropriate responses are provided to shareholders in a timely manner. We believe our responsiveness to shareholder communications to the Board has been good. A shareholder may submit any communication with directors to us at our corporate offices, to the attention of Scott Morris, General Counsel and Corporate Secretary.
Director Attendance at Annual General Meetings
Board members are not required to attend the Corporation’s Annual General Meetings of shareholders. All then-serving directors attended the Corporation’s Annual General Meeting of shareholders held on June 24, 2022.
Audit Committee
Composition of Audit Committee
The Audit Committee consists of Mark Kroloff (Chair), Bradley J. Horwitz and John W. Stanton. A majority of the Audit Committee members are neither executive officers, employees nor control persons of the Corporation. Mr. Horwitz is the only committee member who is employed by the Corporation. Mr. Kroloff receives compensation from the Corporation only with respect to his service as a member of the Board. Mr. Stanton receives no compensation from the Corporation. All members of the Audit Committee are financially literate (as defined under NI 52-110). The Board has determined that Mark Kroloff is an “audit committee financial expert” as defined under the rules and regulations of the Securities and Exchange Commission.
For the relevant education and experience of each of the members of the Audit Committee, please refer to the biographies of Messrs. Kroloff, Horwitz and Stanton in “Business of the Meeting – Nominations and Qualifications” in this Circular.
The members of the Audit Committee are appointed annually by the Board, and each member of the Audit Committee serves at the pleasure of the Board until such member resigns, is removed, or ceases to be a member of the Board. The full text of the Audit Committee’s charter can be found attached as Schedule “B” to this Circular.

Pre-Approval Policies and Procedures
The Audit Committee has adopted requirements regarding pre-approval of non-audit services as part of its Audit Committee Charter. The Audit Committee Charter requires that the Audit Committee must approve in advance any retainer of the auditor to perform any non-audit service to the Corporation (together with all non-audit service fees) that it deems advisable in accordance with applicable requirements and the Board approved policies and procedures. The Audit Committee will consider the impact of such service and fees on the independence of the auditor. The Audit Committee may delegate pre-approval authority to a member of the Audit Committee; however, the decisions of any member of the Audit Committee to whom this authority has been delegated must be presented to the full Audit Committee at its next scheduled Audit Committee meeting.
External Audit Service Fees
All audit and non-audit services to be provided by the Corporation’s external auditor are required to be pre-approved by the Audit Committee. The Audit Committee annually pre-approves a budget for certain specific non-audit services such as assistance with tax returns.
Additional Information
Further disclosure concerning the fees paid to the Corporation’s auditor can be found above under the heading “Business of the Meeting – Appointment of Auditor”.

Audit Committee Report
The Corporation’s Audit Committee oversees the Corporation’s financial reporting process on behalf of the Board. The Committee has three members, of whom Mark Kroloff is “independent” as determined under Rule 10A-3 of the Exchange Act and the Governance Requirements and applicable Canadian rules and regulations. The Audit Committee operates under a written charter adopted by the Board.
The Audit Committee oversees the integrity of the Corporation’s financial reporting and internal control, (2) oversees the independence and performance of the Corporation’s independent auditors (3) and provides an avenue of communication between Management, the independent auditors and the Board.
In the course of conducting its oversight responsibilities regarding the Corporation’s audited annual financial statements for the year ended December 31, 2022, the Audit Committee reviewed and discussed the audited annual financial statements for the year ended December 31, 2022, which appear in the Annual Report, with Management and the Corporation’s independent auditors. The Audit Committee reviewed accounting principles, practices and judgments, as well as the adequacy and clarity of the notes to the financial statements.
The Audit Committee reviewed the independence and performance of the independent auditors who are responsible for expressing an opinion on the conformity of the audited financial statements with accounting principles generally accepted in the United States and has discussed with the independent auditors the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.
The Audit Committee meets with the independent auditors to discuss their audit plans, scope and timing on a regular basis, with or without Management present. The Audit Committee has received the written disclosures and the letter from the independent auditors required by applicable requirements of the PCAOB for independent auditor communications with audit committees concerning independence, as may be modified or supplemented, and has discussed with Grant Thornton LLP its independence from the Company.
Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board approved, that the audited financial statements for the fiscal year ended December 31, 2022, be included in the Corporation’s Annual Report filed on Form 10-K. The Committee and the Board have also recommended the selection of Grant Thornton LLP as independent auditors for the Company for the fiscal year ending December 31, 2023.
Submitted by:

Mark Kroloff
Bradley J. Horwitz
John W. Stanton

INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS
Other than as described below, to the knowledge of the Corporation (after reasonable enquiry), since the commencement of the Corporation’s last completed financial year, no Director or executive officer of the Corporation, proposed Nominee for election as Director of the Corporation, principal Shareholder of the Corporation (or any Director or officer thereof), or any associate or affiliate of any of the foregoing had any material interest, direct or indirect, in any transaction or any proposed transaction which has materially affected or would materially affect the Corporation or any of its subsidiaries, and no proposed Nominee for election as a Director, or associate of any of the foregoing, has any material interest, direct or indirect, in any matter to be acted upon at the Meeting (other than the election of Directors or the appointment of the auditor).
Bridge Loans
In order to fund its operations, pending the Closing, the Corporation entered into certain short-term loan agreements with three of its principal Shareholders. In particular, it issued a promissory note to Mr. Horwitz on January 10, 2022, for advances of principal up to $1.5 million, a promissory note to SGE II on January 11, 2022, for advances of principal up to $6.5 million, and a promissory note to Alignvest Management on January 12, 2022, for a loan of $2 million (such promissory notes collectively, the “Bridge Loans”). The Bridge Loans were unsecured. Interest on the Bridge Loans accrued at a rate of 13.5% per annum and was to be paid on May 15 and November 15 of each year, provided that the Corporation had the right to elect not to pay interest on any such date, in which case all accrued but unpaid interest would be added to the principal amount of the Bridge Loans outstanding as of the interest payment date. The Bridge Loans matured on the earlier of May 15, 2023, or the date of a change of control of the Corporation. The closing of the 2degrees Sale constituted a change of control as defined under the terms of the Bridge Loans. The Corporation repaid the Bridge Loans with a portion of the proceeds that it received at the closing of the 2degrees Sale.
Mr. Horwitz is the President and Chief Executive Officer and is a Director of the Corporation. He is also a Shareholder. SGE II is a Shareholder that is wholly owned by John W. Stanton, who is the Chairman of the Board, and his wife, Theresa E. Gillespie, who was formerly a Director of the Corporation.
Review, Approval or Ratification of Related Person Transactions
Other than as described below, the Corporation does not currently have in place any specific policy or procedure in respect of the review, approval or ratification of any transaction required to be reported under Item 404(a) of Regulation S-K. Sections 147-153 of the BCBCA set out rules and procedures applicable to all British Columbia corporations, pursuant to which a director presented with a resolution in respect of any matter (including an equity issuance) in respect of which he/she has an interest must disclose that interest in writing to the corporation’s board of directors prior to the approval of such matter. This procedure ensures that each equity issuance to a director or officer of the Corporation is approved by all directors of the Corporation not involved in such sale. All loan transactions from directors and officers are subject to review and approval by the Board prior to acceptance and are documented in the meeting minutes.

OTHER BUSINESS
Management is not aware of any matters to come before the Meeting other than those set forth in the Notice of Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the accompanying form of proxy, to vote the shares represented thereby in accordance with their best judgement on such matter.
SHAREHOLDER PROPOSALS
Under the Exchange Act, the deadline for submitting Shareholder proposals for inclusion in the management information and proxy circular for an Annual General Meeting of the Corporation is calculated in accordance with Rule 14a-8(e) of Regulation 14A under the Exchange Act. If the proposal is submitted for a regularly scheduled Annual General Meeting, the proposal must be received at the Corporation’s principal executive offices not less than 120 calendar days before the anniversary date of the Corporation’s management information and proxy circular released to the Corporation’s Shareholders in connection with the previous year’s Annual General Meeting. However, if the Corporation did not hold an Annual General Meeting the previous year, or if the date of the current year’s Annual General Meeting has been changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before the Corporation begins to print and mail its proxy materials. Accordingly, unless the date of the next Annual General Meeting is changed by more than 30 days from the date of this year’s meeting the deadline for submitting Shareholder proposals for inclusion in the management information and proxy circular for the next Annual General Meeting of the Corporation will be February 19,2024.
The deadline for submitting Shareholder proposals, other than director nominations, for the next Annual General Meeting of shareholders of the Corporation, but not for inclusion in the management information and proxy circular, is April 4, 2024. If a Shareholder proposal, other than a director nomination, is not submitted to the Corporation by April 4, 2024, the Corporation may still grant discretionary proxy authority to vote on such shareholder proposal in accordance with Rule 14a-4(c)(1) of Regulation 14A under the Exchange Act.
In addition, there are (i) certain requirements relating to Shareholder proposals contained in the BCBCA; and (ii) certain requirements relating to the nomination of directors contained in the Articles of the Corporation. A Shareholder wishing to make a proposal for consideration at an Annual General Meeting of the Corporation or wishing to nominate a person to act as a Director of the Corporation should ensure they follow the applicable procedures set forth in the BCBCA and the Articles of the Corporation.
As a result of the continuation of the Corporation under the BCBCA, the Corporation adopted new Articles that include an advance notice policy (the “Advance Notice Policy”). The Advance Notice Policy provides that any Shareholder seeking to nominate a candidate for election as a Director (a “Nominating Shareholder”) at any annual meeting of the Shareholders, or at any special meeting of Shareholders if one of the purposes for which the special meeting was called is the election of Directors, must give timely notice thereof in proper written form to the General Counsel of the Corporation (the “General Counsel”).
To be timely, a Nominating Shareholder’s notice to the General Counsel must be made: (i) in the case of an annual meeting of Shareholders (including an annual and special meeting), not less than 30 days prior to the date of the annual meeting of Shareholders of the Corporation, provided, however, that in the event that the annual meeting of Shareholders is to be held on a date that is less than 50 days after the date (the “Notice Date”) on which the first public announcement of the date of the annual meeting was made, notice by the Nominating Shareholder may be made not later than the close of business on the 10th day following the Notice Date; and (ii) in the case of a special meeting of Shareholders of the Corporation (which is not also an annual meeting) called for the purpose of electing directors (whether or not called for other purposes as well), not later than the close of business on the 15th day following the day on which the first public announcement of the date of the special meeting of Shareholders was made. The Corporation’s Articles also prescribe the proper written form for a Nominating Shareholder’s notice.
The Chair of the Meeting has the power and duty to determine whether a nomination was made in accordance with the notice procedures set forth in the Articles and, if any proposed nomination is not in compliance with such provisions, the discretion to declare that such defective nomination will be disregarded.
Notwithstanding the foregoing, the Directors may, in their sole discretion, waive any requirement in the Advance Notice Provisions.

In addition, to comply with the universal proxy rules, Shareholders who intend to solicit proxies in support of director nominees for election at the 2024 Annual General Meeting of Shareholders other than the Corporation's nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act, which notice must be postmarked or transmitted electronically to the Corporation at its principal executive offices no later than 60 calendar days prior to the first anniversary of the 2023 Annual General Meeting of Shareholders, which date is April 30, 2024. If the date of the 2024 Annual General Meeting of Shareholders is changed by more than 30 calendar days from the first anniversary of the 2023 Annual General Meeting of Shareholders, then any such notice must be provided by the later of 60 calendar days prior to the date of the 2024 Annual General Meeting of Shareholders or the 10th calendar day following the day on which public announcement of the date of the 2024 Annual General Meeting of Shareholders is first made.
MULTIPLE SHAREHOLDERS SHARING THE SAME ADDRESS
The regulations regarding the delivery of copies of proxy materials and annual reports to shareholders permit the Corporation and brokerage firms to send one Notice of Internet Availability of Meeting Materials to multiple Shareholders who share the same address under certain circumstances. Shareholders who hold their shares through a broker may have consented to reducing the number of copies of materials delivered to their address. In the event that a shareholder wishes to revoke such a consent previously provided to a broker, the shareholder must contact the broker to revoke the consent. In any event, if a Shareholder wishes to receive a separate Notice of Internet Availability of Meeting Materials or other materials for the Meeting or future annual meetings, the shareholder may receive copies by contacting the Corporate Secretary at 155 108th Avenue NE, Suite 400, Bellevue, WA 98004, or by calling (425) 458-5900. Shareholders receiving multiple copies of these documents at the same address can request delivery of a single copy of these documents by contacting the Corporation in the same manner. Persons holding shares through a broker can request a single copy by contacting the broker.
ADDITIONAL INFORMATION
The Corporation is subject to the informational requirements of the Exchange Act and, in accordance therewith, files reports and other information with the SEC. The SEC maintains an Internet site that contains reports, proxy and information statements and other information regarding the Corporation and other registrants that file electronically with the SEC at www.sec.gov.
Additional information about the Corporation is located on SEDAR at www.sedar.com. Financial information is provided in the Corporation’s comparative financial statements and Management’s Discussion and Analysis for its most recently completed financial year ended December 31, 2022. At the written request of any registered shareholder who owns shares on the Record Date, the Corporation will provide to such shareholder, without charge, a paper copy of the Meeting Materials, including the Annual Report. If requested, the Corporation will provide copies of the exhibits for a reasonable fee. Requests for additional paper copies of the Annual Report, the financial statements and Management’s Discussion and Analysis should be made by writing to the General Counsel and Corporate Secretary, Scott Morris, at the following address:
Trilogy International Partners Inc.
155 108th Avenue NE, Suite 400
Bellevue, WA 98004
APPROVAL BY DIRECTORS
The contents of this Circular and the sending, communication or delivery thereof to the Shareholders have been approved by the Board of the Corporation. A copy of this Circular has been sent to each Director, each Shareholder entitled to notice of the Meeting and the auditor of the Corporation.
DATED as of the 19th day of May 2023.

Chairman of the Board of Directors

SCHEDULE “A”
Trilogy International Partners Inc.
BOARD MANDATE
1.	Purpose
The Board of Directors (the “Board”) has the duty to supervise the management of the business and affairs of Trilogy International Partners Inc. (the “Company”). The Board, directly and through its committees and the chair of the Board (the “Chair”), shall provide direction to senior management, generally through the Chief Executive Officer, to pursue the best interests of the Company.
2.	Composition
General
The composition and organization of the Board, including the number, qualifications and remuneration of directors, the number of Board meetings, quorum requirements, meeting procedures and notices of meetings are governed by the Business Corporations Act (British Columbia), applicable Canadian securities laws, applicable stock exchange rules and the articles of the Company, in each case as they may be amended and/or replaced from time to time, subject to any exemptions or relief that may be granted from such requirements.
Each director must have an understanding of the Company’s principal operational and financial objectives, plans and strategies, and financial position and performance. Directors must have sufficient time to carry out their duties and not assume responsibilities that would materially interfere with, or be incompatible with, Board membership. Directors who experience a significant change in their personal circumstances, including a change in their principal occupation, are expected to advise the Board.
Chair of the Board
If the Chair of the Board is not independent, then the independent directors may select from among their number a director who will act as “Lead Independent Director” and who will assume responsibility for enhancing the effectiveness and independence of the Board.
3.	Duties and Responsibilities
The Board shall have the specific duties and responsibilities outlined below.
Strategic Planning
(a)	Strategic Plans
The Board shall adopt a strategic plan for the Company. At least annually, the Board shall review and, if advisable, approve the Company’s strategic planning process and the Company’s annual strategic plan. In discharging this responsibility, the Board shall review the plan in light of management’s assessment of emerging trends, the competitive environment, the opportunities for the business of the Company, risk issues, and significant business practices and products.
(b)	Business and Capital Plans
At least annually, the Board shall review and, if advisable, approve the Company’s annual business and capital plans as well as policies and processes generated by management relating to the authorization of major investments and significant allocation of capital.
(c)	Monitoring
At least annually, the Board shall review management’s implementation of the Company’s strategic, business and capital plans. The Board shall review and, if advisable, approve any material amendments to, or variances from, these plans.

Risk Management
(a)	General
At least annually, the Board shall review reports provided by management of principal risks associated with the Company’s business and operations, review the implementation by management of appropriate systems to manage these risks, and review reports by management relating to the operation of, and any material deficiencies in, these systems.
(b)	Verification of Controls
The Board shall verify that internal, financial, non-financial and business control and management information systems have been established by management.
Human Resource Management
(a)	General
At least annually, the Board shall review the Company’s approach to human resource management and executive compensation.
(b)	Succession Review
At least annually, the Board shall review the succession plans of the Company for the Chair, the Lead Independent Director (if one has been designated), the Chief Executive Officer and other executive officers, including the appointment, training and monitoring of such persons.
(c)	Integrity of Senior Management
The Board shall, to the extent feasible, satisfy itself as to the integrity of the Chief Executive Officer and other executive officers of the Company and that the Chief Executive Officer and other senior officers strive to create a culture of integrity throughout the Company.
Corporate Governance
(a)	General
At least annually, the Board shall review the Company’s approach to corporate governance.
(b)	Director Independence
At least annually, the Board shall review the director independence standards established by the Board and the Board’s ability to act independently from management in fulfilling its duties.
(c)	Ethics Reporting
The Board has adopted a written Code of Business Conduct and Ethics (the “Code”) applicable to directors, officers and employees of the Company. At least annually, the Board shall review compliance with, or material deficiencies from, the Code and approve changes it considers appropriate. The Board shall review investigations and any resolutions of complaints received under the Code.
(d)	Board of Directors Mandate Review
At least annually, the Board shall review and assess the adequacy of this Mandate to ensure compliance with any rules of regulations promulgated by any regulatory body and approve any modifications to this Mandate as considered advisable.

Communications
(a)	General
The Board has adopted a Disclosure Policy for the Company. At least annually, the Board, in conjunction with the Chief Executive Officer, shall review the Company’s overall Disclosure Policy, including measures for receiving feedback from the Company’s stakeholders, and management’s compliance with such policy. The Board shall, if advisable, approve material changes to the Company’s Disclosure Policy.
(b)	Shareholders
The Company endeavors to keep its shareholders informed of its progress through an annual report, annual information form, quarterly interim reports, periodic press releases and other continuous disclosure documentation, as applicable. Directors and management meet with the Company’s shareholders at the annual meeting and are available to respond to questions at that time. In addition, the Company shall maintain a website that is regularly updated and provides investors with relevant information on the Company and an opportunity to communicate with the Company.
4.	Committees of the Board
The Board has established an Audit Committee. Subject to applicable law and regulations, the Board may establish other Board committees or merge or dispose of any such Board committee.
Committee Mandates
The Board has approved mandates for each Board committee and shall approve mandates for each new Board committee. At least annually, each committee mandate shall be reviewed by the Board and any suggested amendments brought to the Board for consideration and approval.
Delegation to Committees
The Board has delegated to the applicable committee those duties and responsibilities set out in each Board committee’s mandate.
Consideration of Committee Recommendations
As required by applicable law, by applicable committee Mandate or as the Board may consider advisable, the Board shall consider for approval the specific matters delegated for review to Board committees.
Board/Committee Communication
To facilitate communication between the Board and each Board committee, each committee chair shall provide a report to the Board on material matters considered by the committee at the first Board meeting after the committee’s meeting.
5.	Meetings
The Board will endeavour to meet at least once in each quarter, with additional meetings held as deemed advisable. The Chair is primarily responsible for the agenda and for supervising the conduct of the meeting. Any director may propose the inclusion of items on the agenda, request the presence of, or a report by any member of senior management, or at any Board meeting raise subjects that are not on the agenda for that meeting.
Meetings of the Board shall be conducted in accordance with the Company’s constating documents.
Secretary and Minutes
The Company’s Secretary, his or her designate or any other person the Board requests shall act as secretary of Board meetings. Minutes of Board meetings shall be recorded and maintained by the Secretary and subsequently presented to the Board for approval.

Directors’ Responsibilities
Each director is expected to attend all meetings of the Board and any committee of which he or she is a member. Directors will be expected to have read and considered the materials sent to them in advance of each meeting and to actively participate in the meetings.
Access to Management and Outside Advisors
In discharging the forgoing duties and responsibilities, the Board shall have unrestricted access to management and employees of the Company and to the relevant books, records and systems of the Company as considered appropriate. The Board shall have the authority to retain legal counsel, consultants or other advisors to assist it in fulfilling its responsibilities. The Company shall provide appropriate funding, as determined by the Board, for the services of these advisors.
Service on Other Boards and Audit Committees
Directors may serve on the boards of other public companies so long as these commitments do not materially interfere and are compatible with their ability to fulfill their duties as a member of the Board. Directors must advise the Chair in advance of accepting an invitation to serve on the board of another public corporation.
6.	Director development and evaluation
Each new director shall participate in the Company’s initial orientation program and each director shall participate in the Company’s continuing director development programs. The Chair shall review with each new member: (i) certain information and materials regarding the Company, including the role of the Board and its committees; and (ii) the legal obligations of a director of the Company. At least annually, the Board shall review the Company’s initial orientation program and continuing director development programs.
7.	No Rights Created
This Mandate is a statement of broad policies and is intended as a component of the flexible governance framework within which the Board, assisted by its committees, directs the affairs of the Company. While it should be interpreted in the context of all applicable laws, regulations and listing requirements, as well as in the context of the Company’s Articles and By-laws, it is not intended to establish any legally binding obligations.

SCHEDULE “B”

CHARTER OF THE AUDIT COMMITTEE
OF TRILOGY INTERNATIONAL PARTNERS INC.
Section 1	PURPOSE
The audit committee (the “Audit Committee”) is a committee of the board of directors (the “Board”) of Trilogy International Partners Inc. (the “Corporation”). The primary function of the Audit Committee is to assist the directors of the Corporation in fulfilling their applicable roles by:
(a)	recommending to the Board the appointment and compensation of the Corporation’s external auditor;
(b)	overseeing the work of the external auditor, including the resolution of disagreements between the external auditor and management;
(c)	pre-approving all non-audit services (or delegating such pre-approval if and to the extent permitted by law) to be provided to the Corporation by the Corporation’s external auditor;
(d)
satisfying themselves that adequate procedures are in place for the review of the Corporation’s public disclosure of financial information, other than the public disclosure described in (g) below, extracted or derived from its financial statements, including periodically assessing the adequacy of such procedures;

(e)
establishing procedures for the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal controls or auditing matters, and for the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters;

(f)	reviewing and approving any proposed hiring of current or former partner or employee of the current and former auditor of the Corporation;
(g)
reviewing and approving the annual and interim financial statements, related Management Discussion and Analysis (“MD&A”) and other financial information provided by the Corporation to any governmental body or the public; and

(h)	receiving and acting on reports regarding possible violations of the Corporation’s Code of Business Conduct and Ethics.
The Audit Committee should primarily fulfill these roles by carrying out the activities enumerated in this Charter. However, it is not the duty of the Audit Committee to prepare financial statements, to plan or conduct internal or external audits, to determine that the financial statements are complete and accurate and are in accordance with United States generally accepted accounting principles, to conduct investigations, or to assure compliance with laws and regulations or the Corporation’s internal policies, procedures and controls, as these are the responsibility of management, and in certain cases, the external auditor.
Section 2	LIMITATIONS ON AUDIT COMMITTEE’S DUTIES
In contributing to the Audit Committee’s discharge of its duties under this Charter, each member of the Audit Committee shall be obliged only to exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances. Nothing in this Charter is intended to be, or may be construed as, imposing on any members of the Audit Committee a standard of care or diligence that is in any way more onerous or extensive than the standard to which the directors are subject.
Members of the Audit Committee are entitled to rely, absent actual knowledge to the contrary, on (i) the integrity of the persons and organizations from whom they receive information, (ii) the accuracy and completeness of the information provided, (iii) representations made by management as to the non-audit services provided to the Corporation by the external auditor, (iv) financial statements of the Corporation represented to them by a member of management or in a written report of the external auditors to present fairly the financial position of the Corporation in accordance with generally accepted accounting principles, and (v) any report of a lawyer, accountant, engineer, appraiser or other person whose profession lends credibility to a statement made by any such person.

Section 3	COMPOSITION AND MEETINGS
The Audit Committee should be comprised of not less than three directors as determined by the Board, a majority of whom shall not be executive officers, employees or control persons of the Company or of an affiliate of the Company. All members of the Audit Committee should have (or should gain within a reasonable period of time after appointment) a working familiarity with basic finance and accounting practices. At least one member of the Audit Committee should have accounting or related financial management expertise and be “financially literate” within the meaning of National Instrument 52-110 – Audit Committees. The Audit Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant.
The members of the Audit Committee shall be elected by the Board on an annual basis or until their successors shall be duly appointed. Unless a Chair of the Audit Committee (the “Chair”) is elected by the full Board, the members of the Audit Committee may designate a Chair by majority vote of the full Audit Committee membership.
In addition, the Audit Committee members should meet all of the requirements for members of audit committees as defined from time to time under applicable legislation and the rules of any stock exchange on which the Corporation’s securities are listed or traded.
The Audit Committee should meet at least four times annually, or more frequently as circumstances require. The Audit Committee should meet within forty-five (45) days following the end of the first three financial quarters to review and discuss the unaudited financial results for the preceding quarter and the related MD&A, and should meet within 90 days following the end of the fiscal year end to review and discuss the audited financial results for the preceding quarter and year and the related MD&A.
The Audit Committee may ask members of management or others to attend meetings and provide pertinent information as necessary. For purposes of performing their duties, members of the Audit Committee shall have full access to all corporate information and any other information deemed appropriate by them, and shall be permitted to discuss such information and any other matters relating to the financial position of the Corporation with senior employees, officers and the external auditor of the Corporation, and others as they consider appropriate.
For greater certainty, management is indirectly accountable to the Audit Committee and is responsible for the timeliness and integrity of the financial reporting and information presented to the Board.
In order to foster open communication, the Audit Committee or its Chair should meet at least annually with management and the external auditor in separate sessions to discuss any matters that the Audit Committee or each of these groups believes should be discussed privately. In addition, the Audit Committee or its Chair should meet with management quarterly in connection with the Corporation’s interim financial statements.
A quorum for the transaction of business at any meeting of the Audit Committee shall be a majority of the number of members of the Audit Committee or such greater number as the Audit Committee shall by resolution determine.
Meetings of the Audit Committee shall be held from time to time and at such place as any member of the Audit Committee shall determine upon 48 hours’ notice to each of its members. The notice period may be waived by all members of the Audit Committee. Each of the Chair of the Board, the external auditor, the Chief Executive Officer, the Chief Financial Officer or the Secretary shall be entitled to request that any member of the Audit Committee call a meeting.
This Charter is subject in all respects to the Corporation’s articles from time to time.
Section 4	ROLE
As part of its function in assisting the Board in fulfilling its oversight role (and without limiting the generality of the Audit Committee’s role), the Audit Committee should:
(1)	Determine any desired agenda items;
(2)	Review and recommend to the Board changes to this Charter, as considered appropriate from time to time;

(3)	Review the public disclosure regarding the Audit Committee required by National Instrument 52-110 – Audit Committees (“52-110”);
(4)	Review and seek to ensure that disclosure controls and procedures and internal control over financial reporting frameworks are operational and functional;
(5)	Summarize in the Corporation’s annual information form the Audit Committee’s composition and activities, as required; and
(6)	Submit the minutes of all meetings of the Audit Committee to the Board upon request.
Documents / Reports Review
(7)
Review and recommend to the Board for approval the Corporation’s annual and interim financial statements, including any certification, report, opinion, undertaking or review rendered by the external auditor and the related MD&A, as well as such other financial information of the Corporation provided to the public or any governmental body as the Audit Committee or the Board require.

(8)	Review other financial information provided to any governmental body or the public as they see fit.
(9)	Review, recommend and approve any of the Corporation’s press releases that contain financial information.
(10)
Seek to satisfy itself and ensure that adequate procedures are in place for the review of the Corporation’s public disclosure of financial information extracted or derived from the Corporation’s financial statements and related MD&A and periodically assess the adequacy of those procedures.

External Auditor
(11)
Recommend to the Board the selection of the external auditor, considering independence and effectiveness, and review and recommend the fees and other compensation to be paid to the external auditor. The Audit Committee shall have the ultimate authority to approve all audit engagement terms and fees, including the auditors’ audit plan.

(12)
Review and seek to ensure that all financial information provided to the public or any governmental body, as required, provides for the fair presentation of the Corporation’s financial condition, financial performance and cash flow.

(13)	Instruct the external auditor that its ultimate client is not management and that it is required to report directly to the Audit Committee, and not management.
(14)
Monitor the relationship between management and the external auditor including reviewing any management letters or other reports of the external auditor and discussing any material differences of opinion between management and the external auditor.

(15)	Review and discuss, on an annual basis, with the external auditor all significant relationships it has with the Corporation to determine the external auditor’s independence.
(16)	Pre-approve all non-audit services (or delegate such pre-approval, as the Audit Committee may determine and as permitted by applicable Canadian securities laws) to be provided by the external auditor.
(17)	Review the performance of the external auditor and any proposed discharge of the external auditor when circumstances warrant.
(18)
Periodically consult with the external auditor out of the presence of management about significant risks or exposures, internal controls and other steps that management has taken to control such risks, and the fullness and accuracy of the financial statements, including the adequacy of internal controls to expose any payments, transactions or procedures that might be deemed illegal or otherwise improper.

(19)	Communicate directly with the external auditor and arrange for the external auditor to be available to the Audit Committee and the full Board as needed.
(20)	Review and approve any proposed hiring by the Corporation of current or former partners or employees of the current (and any former) external auditor of the Corporation.

Audit Process
(21)
Review the scope, plan and results of the external auditor’s audit and reviews, including the auditor’s engagement letter, the post-audit management letter, if any, and the form of the audit report. The Audit Committee may authorize the external auditor to perform supplemental reviews, audits or other work as deemed desirable.

(22)
Following completion of the annual audit and quarterly reviews, review separately with each of management and the external auditor any significant changes to planned procedures, any difficulties encountered during the course of the audit and, if applicable, reviews, including any restrictions on the scope of work or access to required information and the cooperation that the external auditor received during the course of the audit and, if applicable, reviews.

(23)	Review any significant disagreements among management and the external auditor in connection with the preparation of the financial statements.
(24)
Where there are significant unsettled issues between management and the external auditor that do not affect the audited financial statements, the Audit Committee shall seek to ensure that there is an agreed course of action leading to the resolution of such matters.

Financial Reporting Processes
(25)	Review the integrity of the financial reporting processes, both internal and external, in consultation with the external auditor as they see fit.
(26)
Consider the external auditor’s judgments about the quality, transparency and appropriateness, not just the acceptability, of the Corporation’s accounting principles and financial disclosure practices, as applied in its financial reporting, including the degree of aggressiveness or conservatism of its accounting principles and underlying estimates, and whether those principles are common practices or are minority practices.

(27)	Review all material balance sheet issues, material contingent obligations (including those associated with material acquisitions or dispositions) and material related party transactions.
(28)
Review with management and the external auditor the Corporation’s accounting policies and any changes that are proposed to be made thereto, including all critical accounting policies and practices used, any alternative treatments of financial information that have been discussed with management, the ramification of their use and the external auditor’s preferred treatment and any other material communications with management with respect thereto.

(29)	Review the disclosure and impact of contingencies and the reasonableness of the provisions, reserves and estimates that may have a material impact on financial reporting.
(30)	If considered appropriate, establish separate systems of reporting to the Audit Committee by each of management and the external auditor.
(31)	Periodically consider the need for an internal audit function, if not present.
Risk Management
(32)	Review program of risk assessment and steps taken to address significant risks or exposures of all types, including insurance coverage and tax compliance.
General
(33)
The Audit Committee may at its discretion retain independent counsel, accountants and other professionals to assist it in the conduct of its activities and to set and pay (as an expense of the Corporation) the compensation for any such advisors.

(34)	Respond to requests by the Board with respect to the functions and activities that the Board requests the Audit Committee to perform.
(35)	Periodically review this Charter and, if the Audit Committee deems appropriate, recommend to the Board changes to this Charter.

(36)	Review the public disclosure regarding the Audit Committee required from time to time by applicable Canadian securities laws, including:
(i)	the Charter of the Audit Committee;
(ii)	the composition of the Audit Committee;
(iii)	the relevant education and experience of each member of the Audit Committee;
(iv)	the external auditor services and fees; and
(v)	such other matters as the Corporation is required to disclose concerning the Audit Committee.
(37)	Review in advance, and approve, the hiring and appointment of the Corporation’s senior financial executives by the Corporation, if any.
(38)	Perform any other activities as the Audit Committee deems necessary or appropriate including ensuring all regulatory documents are compiled to meet Committee reporting obligations under 52-110.
Section 5	AUDIT COMMITTEE COMPLAINT PROCEDURES
The Audit Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal controls or auditing matters, and for the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.
The Audit Committee is a committee of the Board and is not and shall not be deemed to be an agent of the Corporation’s security holders for any purpose whatsoever. The Board may, from time to time, permit departures from the terms hereof, either prospectively or retrospectively, and no provision contained herein is intended to give rise to civil liability to security holders of the Corporation or other liability whatsoever

Trilogy International Partners Inc.

(the "Corporation")

FORM OF PROXY ("PROXY")

Annual General Meeting
June 30, 2023 at 9:30 a.m. Pacific
Virtual : https://virtual-meetings.tsxtrust.com/1497
password: trilogy2023
(the "Meeting")

RECORD DATE: May 3, 2023
CONTROL NUMBER:
SEQUENCE #:
FILING DEADLINE FOR PROXY: June 28th, 2023 at 9:30 a.m. Pacific

VOTING METHOD	
INTERNET	Go to www.voteproxyonline.com and enter the 12 digit control number above
FACSIMILE	416-595-9593
MAIL	TSX Trust Company 301 – 100 Adelaide Street West Toronto, Ontario, M5H 4H1

The undersigned hereby appoints **John W. Stanton**, whom failing **Scott K. Morris** (the "Management Nominees"), or instead of any of them, the following Appointee

Please print appointee name

as proxyholder on behalf of the undersigned with the power of substitution to attend, act and vote for and on behalf of the undersigned in respect of all matters that may properly come before the Meeting and at any adjournment(s) or postponement(s) thereof, to the same extent and with the same power as if the undersigned were personally present at the said Meeting or such adjournment(s) or postponement(s) thereof in accordance with voting instructions, if any, provided below.

- SEE VOTING GUIDELINES ON REVERSE -

RESOLUTIONS – MANAGEMENT VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT ABOVE THE BOXES

1. Number of Directors	**FOR**	AGAINST
To Set the Number of Directors at 3.	☐	☐

2. Election of Directors	**FOR**	WITHHOLD
a) Bradley J. Horwitz	☐	☐
b) Mark Kroloff	☐	☐
c) John W. Stanton	☐	☐

3. Say-on-Pay	**FOR**	AGAINST	WITHHOLD
Approval, on a nonbinding, advisory basis, of the compensation of the Corporation's named executive officers.	☐	☐	☐

4. Say-on-Frequency	EVERY YEAR	EVERY 2 YEARS	**EVERY 3 YEARS**	ABSTAIN
Approval, on a nonbinding, advisory basis, of the frequency of future shareholder advisory votes to approve the compensation of the Corporation's named executive officers.	☐	☐	☐	☐

5. Appointment of Auditor	**FOR**	WITHHOLD
Appointment of **Grant Thornton LLP, Chartered Accountants** as Auditor of the Corporation for the ensuing year and authorizing the Directors to fix their remuneration.	☐	☐

This proxy revokes and supersedes all earlier dated proxies and **MUST BE SIGNED**

PLEASE PRINT NAME

Signature of registered owner(s) *Date (MM/DD/YYYY)*

TMX | TSX Trust

Proxy Voting – Guidelines and Conditions

1. **THIS PROXY IS SOLICITED BY MANAGEMENT OF THE CORPORATION.**
2. **THIS PROXY SHOULD BE READ IN CONJUNCTION WITH THE MEETING MATERIALS PRIOR TO VOTING.**
3. **If you appoint the Management Nominees to vote your securities, they will vote in accordance with your instructions or, if no instructions are given, in accordance with the Management Voting Recommendations highlighted for each Resolution on the reverse. If you appoint someone else to vote your securities, they will also vote in accordance with your instructions or, if no instructions are given, as they in their discretion choose.**
4. This proxy confers discretionary authority on the person named to vote in his or her discretion with respect to amendments or variations to the matters identified in the Notice of the Meeting accompanying the proxy or such other matters which may properly come before the Meeting or any adjournment or postponement thereof.
5. **Each security holder has the right to appoint a person other than the Management Nominees specified herein to represent them at the Meeting or any adjournment or postponement thereof.** Such right may be exercised by inserting in the space labeled "*Please print appointee name*", the name of the person to be appointed, who need not be a security holder of the Corporation.
6. To be valid, this proxy must be signed. Please date the proxy. If the proxy is not dated, it is deemed to bear the date of its mailing to the security holders of the Corporation.
7. To be valid, this proxy must be filed using one of the ***Voting Methods*** and *must be received by TSX Trust Company* before the ***Filing Deadline for Proxies***, noted on the reverse or in the case of any adjournment or postponement of the Meeting not less than 48 hours (Saturdays, Sundays and holidays excepted) before the time of the adjourned or postponed meeting. Late proxies may be accepted or rejected by the Chairman of the Meeting in his discretion, and the Chairman is under no obligation to accept or reject any particular late proxy.
8. If the security holder is a corporation, the proxy must be executed by an officer or attorney thereof duly authorized, and the security holder may be required to provide documentation evidencing the signatory's power to sign the proxy.
9. Guidelines for proper execution of the proxy are available at www.stac.ca. Please refer to the Proxy Protocol.

Investor inSite

TSX Trust Company offers, at no cost to security holders, the convenience of secure 24-hour access to all data relating to their account including summary of holdings, transaction history, and links to valuable security holder forms and Frequently Asked Questions.

To register, please visit https://www.tsxtrust.com/t/investor-hub/forms/investor-insite-registration

Click on, "*Register*" and complete the registration form. Call us toll free at 1-866-600-5869 with any questions.

Notice-and-Access

The US and Canadian securities regulators have adopted rules which permit the use of notice-and-access for proxy solicitation instead of the traditional physical delivery of material. This new process provides the option to post meeting related materials including information and proxy circulars ("Information Circulars") as well as annual financial statements and management's discussion and analysis, on a website in addition to SEDAR and EDGAR. Under notice-and-access, meeting related materials will be available for viewing for up to 1 year from the date of posting and a paper copy of the material can be requested at any time during this period.

Disclosure regarding each matter or group of matters to be voted on is in the Information Circular in the section with the same title as each Resolution on the reverse. You should review the Information Circular before voting.

Trilogy International Partners Inc. has elected to utilize notice-and-access to provide you with the following information:

Meeting materials are available electronically at www.sedar.com and also at https://docs.tsxtrust.com/2015.

Request for Financial Statements

In accordance with securities regulations, security holders may elect to receive Annual Financial Statements, Interim Financial Statements and MD&As.

Instead of receiving the financial statements by mail, you may choose to view these documents on SEDAR at www.sedar.com.

I am currently a security holder of the Corporation and as such request the following:

- ☐ **Annual Financial Statements with MD&A**
- ☐ **Interim Financial Statements with MD&A**

If you are casting your vote online and wish to receive financial statements, please complete the online request for financial statements following your voting instructions.

If the cut-off time has passed, please fax this side to 416-595-9593.

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Trilogy International Partners Inc.
2023

www.tsxtrust.com
VANCOUVER CALGARY TORONTO MONTRÉAL
051723_v1